                                                       EXHIBIT (b)(2)

                                                                  Confidential






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                              PROJECT MOTOWN

                  Presentation to the Oversight Committee

                             December 9, 1997


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                            BT Wolfensohn logo



The Information contained in this memorandum regarding Tiger was obtained from Tiger and Mustang management and other sources that we believe to be reliable, but has not been independently verified.

This memorandum has been prepared for the use of the Oversight Committee of the Board of Directors of Tiger Corporation only. It is confidential and may not be disclosed or provided to any third parties without the written permission of BT Wolfensohn.

This memorandum is prepared as of December 9, 1997 and reflects information made available to us prior to such date. It does include information regarding all of the assessments made by BT Wolfensohn in arriving at its conclusions.





                             Table of Contents


        Section
        -------

           I.     Executive Summary
                  o  Summary of Proposed Transaction
                  o  Financial Summary of the Proposed Transaction
                  o  Summary of Key Transaction Events
                  o  Intercompany and Director Relationships
                  o  Tiger Stock Price History
                  o  Other Considerations


          II.     Review of Tiger
                  o  Historical Financial Statements
                  o  Summary of Recent Analyst Research
                  o  Ownership Profile and Liquidity Analysis


         III.     Valuation Analysis
                  o  Selected Public Company Analysis
                  o  Selected Precedent Transaction Analysis
                  o  Discounted Cash Flow Analysis


          IV.     Pro Forma Combination Analysis


           V.     Appendix
                  o  Analysis of Selected Companies
                  o  Analysis of Selected Precedent Transactions
                  o  Premiums Analysis for Selected Transactions
                  o  Summary of Termination Fees for Selected Transactions



                           I.  EXECUTIVE SUMMARY


                      Summary of Proposed Transaction

Transaction            Mustang, a 37% shareholder and affiliate of Tiger, will offer to acquire all shares not owned by Mustang pursuant to a cash tender offer and second-step merger.  The Chairman of Mustang, Mustang and Mustang's largest shareholder (Mustang Corp.) hold in the aggregate approximately
                       45% of Tiger's shares.

Price/Offer            $34.50 cash per share for all shares (approximately 25.3 million shares or approximately 63% of outstanding shares) owned by the shareholders other than Mustang.

Post-Transaction       Tiger to become a wholly-owned subsidiary of Mustang upon completion
Ownership              of merger.

Key Conditions to      o   Minimum Condition in Tender Offer requiring a majority of public shares
Tender and Merger          (which shall for such purposes, exclude shares owned by Mustang,
                           Mustang Corp., its Chief Executive Officer and shares that may not be tendered due to restrictions under Company Stock Plans).
                       o   Recommendation of Oversight Committee; delivery of fairness opinion;
                           Tiger Board approval; filing of Schedules 14D-1, 14D-9 and 13E-3.
                       o   Regulatory consents.

Key Representations/   Standard, to include corporate existence, authorization, non-contravention,
Warranties             capitalization, absence of changes, no undisclosed material liabilities, financial statements, regulatory filings.

Financing              Commitment letter received by Mustang; financing not a condition to
                       Offer or Closing.

Termination Fees;      Up to $5 million in reasonable expenses to either Tiger or Mustang if
Expenses               either terminates the agreement due to a breach of representation, warranty or obligation of the other.

                       $10 million to Mustang if Buyer terminates the agreement in response to
                       Board of Tiger withdrawing or modifying adverse to Buyer its recommendation as a result of an acquisition proposal by a third party and within 12 months of termination of agreement Tiger enters into a transaction agreement with a third party; such fee to be payable only at the consummation of transaction with a third party.

No Solicitation        Standard, with fiduciary out in event of receipt of bona fide third party acquisition proposal.

Timing                 Announcement expected on or about December 11, 1997; Offer to commence within five days of announcement; tender offer to close in mid-January if Minimum Condition is met; merger to follow.




               Financial Summary of the Proposed Transaction
                  ($ in millions, except per share data)

I.   Enterprise Value:
     Common Shares Outstanding                    41.3      Gross Equity Value at $34.50/share         $1,443.2
     Total Options                                 0.5      Less:  Option Proceeds                          4.6
                                                  ----                                                 --------
     Total Shares and Options Outstanding         41.8      Equity Value                                1,438.6
                                                  ====                                                 --------
                                                            Plus:  Debt                                    71.6
                                                            Less:  Cash                                   126.0
                                                                                                       --------
                                                            Total Enterprise Value                     $1,384.3
                                                                                                       ========

II.  Transaction Value:
     Offer Price Per Share                           $34.50
     Shares Subject to Cash Offer                     25.30
                                                    -------
                                                     872.90
     Cancellation of Options, Net                     12.90
     Rollover of Stock Awards                         29.50
                                                    -------
           Total                                    $915.30
                                                    =======


III. Historical Trading Data and Premium:            Tiger Price
                                                      Per Share      Offer Premium %
                                                     -----------     ---------------
     Last Close (as of 12/5/97)                        $31.13           10.8%
     One Week Prior (11/28/97)                          31.00           11.3
     One Month Prior (11/5/97)                          29.56           16.7
     Commencement of discussions (9/10/97)              28.19           22.4
     52-Week High (12/3/97)                             31.63            9.1
     52-Week Low (1/30/97)                              22.00           56.8
     One Year Trailing Weighted Average Price           26.48           30.3




                              Financial Summary of the Proposed Transaction
                                 ($ in millions, except per share data)

IV.  Purchase Price Multiples(a)
                                           Tiger        Transaction                                 Range of
                                         Financial      Multiples At      Range of Selected    Selected Precedent
                                           Data         Offer Price       Public Companies        Transactions
                                        ----------     -------------     ------------------    -------------------
     Enterprise Value Multiples
        LTM Revenues                         $658.4        2.1x             0.8x-3.4x               0.7x-3.3x
        LTM EBITDA                            138.4       10.0              6.2x-13.6x              7.1x-14.8x
        LTM EBIT                              113.3       12.2              8.5x-16.7x              9.1x-16.3x
     Equity Value Multiples
        LTM Net Income                        $70.1       20.5x            12.2x-24.9x             12.7x-26.8x
        1997 Est. Net Income(b)                72.5       19.8             12.7x-23.9x                  NA
        1998 Est. Net Income(b)                80.6       17.8             11.5x-21.6x                  NA
        Book Value                            541.4        2.7              2.0x-5.2x               1.6x-5.7x
        1998 I/B/E/S EPS                       1.92       18.0                                          NA

V.   Discounted Stand-Alone Cash
     Flow Analysis

     Discount Rates:  10.5% - 12.5%               $23.07 - $42.17
     Terminal Value Assumptions:
     (a)  8.0 - 10.0x EBITDA
     (b)  Perpetuity Growth Rates 3.0 - 5.0%

------------
(a) LTM results as of Septmeber 30, 1997.
(b) Tiger management projections.



                     Summary of Key Transaction Events

o On September 10, 1997, Tiger's Board of Directors was notified by the Chairman of Mustang Corporation that Mustang wished to commence discussions to acquire the shares of Tiger that it did not already own. The Tiger Board authorized the Committee to act and retain its own advisers.

o On September 24, 1997, the Committee received a confidential preliminary offer from Mustang, comprised of cash at $33.00 per share for 50% of the shares to be purchased and one share of common stock for the remaining 50% of the shares to be purchased of a newly formed company ("NewCo") designed to effect the mergers of Tiger and Mustang.
      Mustang indicated that it had no interest in selling its existing interest in Tiger.

o After consideration, the Committee sent a letter to Mustang on October 9, rejecting the September 24 offer.

o On October 31, 1997, Mustang management and representatives of Smith Barney presented a total transaction alternative proposal, comprised of $33.00 cash per share for at least 50% but not more than 60% of the total transaction consideration and convertible preferred stock ("CPS") of NewCo for the balance of the transaction consideration. The Oversight Committee rejected the revised proposal.

o On November 7, 1997, BT Wolfensohn, on behalf of the Oversight Committee, presented a counterproposal to Smith Barney. The proposal was $37.50 with 60% payable in cash, with the balance paid in Mustang convertible preferred stock.

o Mustang rejected the counterproposal offered by the Oversight Committee on November 10, 1997.

o On November 18, 1997, the Chairman of Mustang contacted the members of the Oversight Committee requesting a meeting to discuss a transaction at mutually acceptable terms.

o On November 21, 1997, a member of the Oversight Committee met with the Chairman of Mustang. After extensive discussion and negotiation, a preliminary understanding was reached to pursue a transaction, subject to mutually acceptable terms and conditions, at $34.50 cash per share for the shares of Tiger not owned by Mustang.



                             [ Graphic Omitted
   Organizational chart titled "Intercompany and Director Relationships" shows relationship between Richard Manooglan (Chairman, Mustang Corp.,
          Mustang, Tiger) and Mustang Corp (Affiliate) directors,
         Mustang (Offeror) directors and Tiger (Target) directors ]



                             [ Graphic Omitted
            Chart titled "Tiger Stock Trading History - Tiger 5
              Year Stock Chart - High-Low-Close & Volume" was
               constructed using data from the table below ]

                        Tiger Stock Trading History

Security Price History

TRIMAS CORP COM                                                    05-Dec-97
TMS                89621510           Common Stock                      NYSE
U.S. Dollar


   Date              Volume            High        Low         Close
04-Dec-92          1703000           14.500     11.875        14.125
11-Dec-92           128400           14.688     14.063        14.625
18-Dec-92            85000           14.875     14.500        14.500
24-Dec-92           118200           14.500     14.250        14.250
31-Dec-92            71000           14.563     14.250        14.500
08-Jan-93            75000           15.000     14.438        14.813
15-Jan-93           108200           14.938     14.563        14.813
22-Jan-93            91400           14.813     14.250        14.313
29-Jan-93           191000           14.563     14.313        14.313
05-Feb-93           176000           14.563     14.313        14.438
12-Feb-93           470000           15.500     14.438        15.375
19-Feb-93           159600           15.438     14.500        14.813
26-Feb-93            74600           15.438     14.563        15.438
05-Mar-93           159000           16.313     15.375        16.313
12-Mar-93            77000           16.500     15.813        15.938
19-Mar-93            54800           16.125     15.438        15.438
26-Mar-93            89600           15.563     15.313        15.563
02-Apr-93           147000           16.313     15.688        16.188
08-Apr-93            24400           16.063     15.750        16.000
16-Apr-93            29800           16.000     15.625        15.688
23-Apr-93            80600           16.438     15.688        16.375
30-Apr-93           298600           17.875     16.375        17.438
07-May-93           301800           17.375     16.563        16.563
14-May-93            65200           17.250     16.563        17.188
21-May-93           222600           17.375     16.938        16.938
28-May-93            72600           17.375     16.938        17.375
04-Jun-93            14800           17.875     17.438        17.625
11-Jun-93           221400           18.688     17.750        18.375
18-Jun-93           174200           18.375     17.250        18.125
25-Jun-93           129800           18.250     17.813        17.813
02-Jul-93           144600           18.813     17.750        18.438
09-Jul-93            69700           18.500     17.375        17.750
16-Jul-93            72000           20.000     17.875        19.500
23-Jul-93            52500           19.750     18.875        19.000
30-Jul-93           122900           19.125     17.750        17.750
06-Aug-93           236300           17.750     17.500        17.500
13-Aug-93           418600           18.000     17.000        17.500
20-Aug-93           126900           18.000     17.500        17.625
27-Aug-93           131600           18.250     17.500        18.125
03-Sep-93           159500           18.375     17.750        17.875
10-Sep-93           116800           18.375     17.750        18.000
17-Sep-93           265600           18.500     18.000        18.500
24-Sep-93           228900           19.000     18.250        18.250
01-Oct-93           148700           18.875     18.000        18.875
08-Oct-93           105100           19.125     18.250        19.125
15-Oct-93            92900           19.750     19.125        19.625
22-Oct-93            70100           19.875     19.250        19.500
29-Oct-93           276300           20.625     18.625        20.625
05-Nov-93           155900           21.000     18.875        20.750
12-Nov-93            85200           20.875     19.875        20.500
19-Nov-93           263200           21.625     20.625        21.125
26-Nov-93           241300           21.750     21.250        21.625
03-Dec-93           219700           22.250     21.375        21.750
10-Dec-93           269000           22.875     22.000        22.375
17-Dec-93           387000           23.375     22.000        23.250
23-Dec-93           224800           23.125     22.500        22.625
31-Dec-93           298300           24.625     22.625        24.375
07-Jan-94           389400           24.125     22.750        23.125
14-Jan-94            77700           23.500     22.750        23.125
21-Jan-94           150000           23.750     23.000        23.375
28-Jan-94           130100           24.375     23.625        24.125
04-Feb-94           191400           25.500     23.750        25.125
11-Feb-94           351700           26.500     24.750        26.500
18-Feb-94           274000           26.625     25.625        26.500
25-Feb-94           510600           28.250     26.625        27.875
04-Mar-94           472900           28.500     27.750        28.125
11-Mar-94           587900           28.375     25.250        25.750
18-Mar-94           139200           26.250     24.500        25.875
25-Mar-94           122800           25.875     25.000        25.250
31-Mar-94           160700           25.750     25.000        25.125
08-Apr-94           368000           26.000     23.500        26.000
15-Apr-94           337500           27.125     26.000        26.250
22-Apr-94           169700           26.125     24.500        25.250
29-Apr-94           126200           26.125     25.250        25.875
06-May-94           229300           26.875     25.875        25.875
13-May-94           163900           25.750     25.000        25.500
20-May-94           494000           25.500     25.250        25.375
27-May-94           566700           26.000     25.000        26.000
03-Jun-94            36400           26.000     25.375        25.750
10-Jun-94           265200           26.000     25.125        25.375
17-Jun-94           155700           25.125     23.875        23.875
24-Jun-94           545600           24.000     21.625        22.500
01-Jul-94           174700           24.125     22.000        24.000
08-Jul-94            59200           24.000     22.625        23.000
15-Jul-94           742400           23.500     22.000        23.000
22-Jul-94           176000           24.125     22.500        23.500
29-Jul-94           104700           23.500     22.875        23.125
05-Aug-94           185100           23.500     22.875        23.000
12-Aug-94            33700           23.125     22.500        22.625
19-Aug-94           198400           23.875     22.625        23.875
26-Aug-94            52100           24.875     23.125        24.500
02-Sep-94           153400           24.875     23.625        23.750
09-Sep-94           250500           23.500     23.000        23.000
16-Sep-94           142500           23.750     22.625        23.625
23-Sep-94           232500           24.125     22.000        22.000
30-Sep-94           143300           22.875     21.500        22.750
07-Oct-94           222400           22.875     21.500        22.250
14-Oct-94           230200           23.000     21.125        21.250
21-Oct-94           231000           23.500     21.250        23.250
28-Oct-94            45000           23.500     22.875        23.500
04-Nov-94           216100           23.625     21.500        22.750
11-Nov-94            53500           22.750     21.625        21.625
18-Nov-94           251800           22.875     21.500        22.125
25-Nov-94            37600           22.000     21.000        21.000
02-Dec-94           636000           21.125     18.625        20.125
09-Dec-94           441300           20.875     19.750        20.000
16-Dec-94           847600           19.750     18.375        18.625
23-Dec-94           231900           19.250     18.500        19.125
30-Dec-94           151800           20.250     19.000        20.000
06-Jan-95           175800           21.125     20.000        20.625
13-Jan-95           124400           20.500     19.750        20.375
20-Jan-95            96400           21.000     20.000        20.375
27-Jan-95           113500           20.375     19.625        19.750
03-Feb-95           143100           20.750     19.625        20.750
10-Feb-95           103100           22.250     21.000        22.000
17-Feb-95           192800           22.000     20.625        21.000
24-Feb-95            90200           21.625     21.000        21.625
03-Mar-95            90200           22.625     21.375        22.625
10-Mar-95            38900           22.750     22.000        22.250
17-Mar-95            71700           22.250     21.625        21.875
24-Mar-95            86500           22.000     20.375        21.875
31-Mar-95            53400           22.750     21.250        22.250
07-Apr-95            69600           22.375     21.625        22.000
13-Apr-95           148400           22.000     20.875        20.875
21-Apr-95            90300           22.500     21.000        22.375
28-Apr-95           104900           22.500     21.375        21.875
05-May-95           254400           23.250     21.500        22.750
12-May-95           147100           24.375     22.750        23.500
19-May-95           101500           23.750     23.000        23.375
26-May-95           127800           23.625     22.875        23.250
02-Jun-95           240100           23.250     22.375        22.875
09-Jun-95           114000           23.750     22.875        23.000
16-Jun-95           184400           23.625     22.000        22.000
23-Jun-95           226400           22.750     20.250        20.625
30-Jun-95           176800           23.000     20.750        23.000
07-Jul-95           231500           25.000     22.750        25.000
14-Jul-95           159900           25.500     23.375        23.375
21-Jul-95           135500           23.750     22.750        23.625
28-Jul-95           433200           23.750     21.250        21.250
04-Aug-95           539100           21.875     20.000        21.750
11-Aug-95           181800           22.375     21.125        21.625
18-Aug-95           179000           22.375     21.375        22.250
25-Aug-95            57400           22.500     21.250        21.750
01-Sep-95            97900           21.750     21.125        21.250
08-Sep-95           426600           22.750     20.750        22.375
15-Sep-95           317800           22.500     21.625        22.375
22-Sep-95            93500           22.375     21.625        21.750
29-Sep-95            72200           21.750     20.500        20.750
06-Oct-95            71200           21.500     20.500        21.125
13-Oct-95           126900           22.250     20.625        21.625
20-Oct-95            61400           21.875     21.125        21.125
27-Oct-95           332300           21.250     20.625        20.625
03-Nov-95           182600           21.500     20.625        21.000
10-Nov-95            89900           21.250     20.500        20.500
17-Nov-95           156300           21.000     20.375        20.625
24-Nov-95           189000           20.500     20.000        20.125
01-Dec-95           197300           20.125     19.000        19.875
08-Dec-95           215900           20.250     19.250        19.250
15-Dec-95           173400           20.250     19.250        19.375
22-Dec-95           275600           19.625     19.125        19.375
29-Dec-95           147200           19.500     18.375        18.750
05-Jan-96           157600           19.750     18.750        18.875
12-Jan-96           472400           18.875     17.750        18.000
19-Jan-96           479300           18.375     17.500        18.000
26-Jan-96            96700           18.500     16.875        17.750
02-Feb-96           107400           19.000     17.875        18.625
09-Feb-96           405600           18.875     18.125        18.438
16-Feb-96           791300           21.000     18.250        20.750
23-Feb-96           131900           21.875     20.875        21.875
01-Mar-96           373500           24.375     21.750        22.375
08-Mar-96           164300           22.875     21.875        21.875
15-Mar-96           244300           22.750     21.250        22.750
22-Mar-96           153000           23.500     22.125        22.625
29-Mar-96           212800           23.000     21.750        22.000
04-Apr-96           335500           22.625     21.750        22.250
12-Apr-96           673900           22.250     21.125        21.625
19-Apr-96           157200           22.000     20.875        21.625
26-Apr-96            81700           22.875     21.500        22.500
03-May-96           398200           25.000     22.375        25.000
10-May-96           495200           25.375     24.000        25.375
17-May-96            79600           25.500     24.000        24.500
24-May-96           116900           24.500     23.625        23.625
31-May-96           296300           24.000     23.000        23.750
07-Jun-96           213300           24.500     23.250        24.125
14-Jun-96           399000           25.000     23.750        24.625
21-Jun-96           546900           24.500     23.500        23.500
28-Jun-96           630100           23.500     23.125        23.375
05-Jul-96           175900           23.375     23.000        23.250
12-Jul-96           403700           23.375     22.250        22.625
19-Jul-96           234600           22.375     21.375        21.375
26-Jul-96           297200           21.125     19.875        20.375
02-Aug-96            52100           21.875     19.875        21.625
09-Aug-96           233200           23.250     21.875        23.000
16-Aug-96            63000           23.250     22.500        23.250
23-Aug-96           102300           23.750     23.125        23.500
30-Aug-96            89100           23.750     23.250        23.250
06-Sep-96           145800           23.875     23.250        23.875
13-Sep-96           107100           23.875     23.375        23.625
20-Sep-96           221000           24.250     23.250        24.250
27-Sep-96            90700           24.125     23.500        23.625
04-Oct-96           142500           24.750     23.375        24.750
11-Oct-96            46200           24.750     23.375        23.375
18-Oct-96            91100           23.500     22.875        22.875
25-Oct-96            51400           23.875     22.875        23.375
01-Nov-96            36100           23.500     22.375        23.250
08-Nov-96           185500           23.750     22.625        23.000
15-Nov-96            25700           23.250     22.750        23.250
22-Nov-96           317800           24.000     23.125        23.875
29-Nov-96           115600           25.500     23.500        25.375
06-Dec-96            97200           25.375     24.500        24.500
13-Dec-96            53600           24.625     23.625        23.750
20-Dec-96            65800           23.750     22.625        23.500
27-Dec-96           122800           23.500     22.625        23.500
03-Jan-97           353900           24.250     23.375        24.250
10-Jan-97           275200           24.375     22.875        23.375
17-Jan-97           202400           23.250     22.625        23.000
24-Jan-97           177900           23.250     22.375        22.500
31-Jan-97           129300           22.625     22.000        22.250
07-Feb-97           151500           23.500     22.125        23.375
14-Feb-97          1042900           24.000     23.125        24.000
21-Feb-97           462600           24.750     23.875        24.250
28-Feb-97           111800           24.500     24.125        24.375
07-Mar-97           472300           24.750     24.250        24.375
14-Mar-97           254200           24.750     24.000        24.125
21-Mar-97           435200           24.000     23.250        23.500
27-Mar-97           375300           23.750     23.375        23.625
04-Apr-97           321600           24.125     23.125        23.875
11-Apr-97           199800           24.000     23.125        23.375
18-Apr-97           290500           23.375     22.750        23.125
25-Apr-97            62900           23.750     23.000        23.375
02-May-97           110300           25.000     23.375        25.000
09-May-97           181800           27.125     24.875        25.750
16-May-97           123700           26.750     25.750        26.250
23-May-97            76600           28.125     25.750        28.125
30-May-97           162300           28.375     27.750        28.375
06-Jun-97           176300           29.125     28.250        29.125
13-Jun-97           203800           29.625     28.875        29.500
20-Jun-97           251900           31.000     29.500        29.875
27-Jun-97           166900           30.000     27.750        28.188
03-Jul-97           212900           28.750     27.625        28.750
11-Jul-97           170900           29.500     28.875        29.375
18-Jul-97           182800           29.625     29.250        29.563
25-Jul-97            52300           29.438     29.000        29.188
01-Aug-97           143600           29.375     29.000        29.375
08-Aug-97           124900           29.625     28.313        28.625
15-Aug-97           119100           29.000     27.250        27.250
22-Aug-97           143400           28.563     27.063        28.063
29-Aug-97           123600           28.875     28.063        28.625
05-Sep-97           135900           28.500     27.813        28.125
12-Sep-97           254400           30.500     28.000        30.375
19-Sep-97           131800           30.500     30.188        30.188
26-Sep-97           105500           31.563     30.188        30.750
03-Oct-97            95300           31.563     30.438        31.000
10-Oct-97           154100           30.938     29.625        30.063
17-Oct-97           142200           30.438     29.813        30.063
24-Oct-97           126800           30.188     29.813        30.000
31-Oct-97            99400           30.000     28.375        29.250
07-Nov-97           130000           30.188     28.750        29.250
14-Nov-97           113100           30.188     28.563        29.563
21-Nov-97           176000           30.188     29.688        30.000
28-Nov-97           108000           31.000     29.375        31.000
05-Dec-97           157000           31.813     31.000        31.125



                             [ Graphic Omitted
            Chart titled "Tiger Stock Trading History - Tiger 5
            Year Stock Chart - High-Low-Close" was constructed
                     using data from the table below ]


                        Tiger Stock Trading History


         04-Dec-92        14.5      11.875      14.125
         11-Dec-92      14.688      14.063      14.625
         18-Dec-92      14.875        14.5        14.5
         25-Dec-92        14.5       14.25       14.25
         01-Jan-93      14.563       14.25        14.5
         08-Jan-93          15      14.438      14.813
         15-Jan-93      14.938      14.563      14.813
         22-Jan-93      14.813       14.25      14.313
         29-Jan-93      14.563      14.313      14.313
         05-Feb-93      14.563      14.313      14.438
         12-Feb-93        15.5      14.438      15.375
         19-Feb-93      15.438        14.5      14.813
         26-Feb-93      15.438      14.563      15.438
         05-Mar-93      16.313      15.375      16.313
         12-Mar-93        16.5      15.813      15.938
         19-Mar-93      16.125      15.438      15.438
         26-Mar-93      15.563      15.313      15.563
         02-Apr-93      16.313      15.688      16.188
         09-Apr-93      16.063       15.75          16
         16-Apr-93          16      15.625      15.688
         23-Apr-93      16.438      15.688      16.375
         30-Apr-93      17.875      16.375      17.438
         07-May-93      17.375      16.563      16.563
         14-May-93       17.25      16.563      17.188
         21-May-93      17.375      16.938      16.938
         28-May-93      17.375      16.938      17.375
         04-Jun-93      17.875      17.438      17.625
         11-Jun-93      18.688       17.75      18.375
         18-Jun-93      18.375       17.25      18.125
         25-Jun-93       18.25      17.813      17.813
         02-Jul-93      18.813       17.75      18.438
         09-Jul-93        18.5      17.375       17.75
         16-Jul-93          20      17.875        19.5
         23-Jul-93       19.75      18.875          19
         30-Jul-93      19.125       17.75       17.75
         06-Aug-93       17.75        17.5        17.5
         13-Aug-93          18          17        17.5
         20-Aug-93          18        17.5      17.625
         27-Aug-93       18.25        17.5      18.125
         03-Sep-93      18.375       17.75      17.875
         10-Sep-93      18.375       17.75          18
         17-Sep-93        18.5          18        18.5
         24-Sep-93          19       18.25       18.25
         01-Oct-93      18.875          18      18.875
         08-Oct-93      19.125       18.25      19.125
         15-Oct-93       19.75      19.125      19.625
         22-Oct-93      19.875       19.25        19.5
         29-Oct-93      20.625      18.625      20.625
         05-Nov-93          21      18.875       20.75
         12-Nov-93      20.875      19.875        20.5
         19-Nov-93      21.625      20.625      21.125
         26-Nov-93       21.75       21.25      21.625
         03-Dec-93       22.25      21.375       21.75
         10-Dec-93      22.875          22      22.375
         17-Dec-93      23.375          22       23.25
         24-Dec-93      23.125        22.5      22.625
         31-Dec-93      24.625      22.625      24.375
         07-Jan-94      24.125       22.75      23.125
         14-Jan-94        23.5       22.75      23.125
         21-Jan-94       23.75          23      23.375
         28-Jan-94      24.375      23.625      24.125
         04-Feb-94        25.5       23.75      25.125
         11-Feb-94        26.5       24.75        26.5
         18-Feb-94      26.625      25.625        26.5
         25-Feb-94       28.25      26.625      27.875
         04-Mar-94        28.5       27.75      28.125
         11-Mar-94      28.375       25.25       25.75
         18-Mar-94       26.25        24.5      25.875
         25-Mar-94      25.875          25       25.25
         01-Apr-94       25.75          25      25.125
         08-Apr-94          26        23.5          26
         15-Apr-94      27.125          26       26.25
         22-Apr-94      26.125        24.5       25.25
         29-Apr-94      26.125       25.25      25.875
         06-May-94      26.875      25.875      25.875
         13-May-94       25.75          25        25.5
         20-May-94        25.5       25.25      25.375
         27-May-94          26          25          26
         03-Jun-94          26      25.375       25.75
         10-Jun-94          26      25.125      25.375
         17-Jun-94      25.125      23.875      23.875
         24-Jun-94          24      21.625        22.5
         01-Jul-94      24.125          22          24
         08-Jul-94          24      22.625          23
         15-Jul-94        23.5          22          23
         22-Jul-94      24.125        22.5        23.5
         29-Jul-94        23.5      22.875      23.125
         05-Aug-94        23.5      22.875          23
         12-Aug-94      23.125        22.5      22.625
         19-Aug-94      23.875      22.625      23.875
         26-Aug-94      24.875      23.125        24.5
         02-Sep-94      24.875      23.625       23.75
         09-Sep-94        23.5          23          23
         16-Sep-94       23.75      22.625      23.625
         23-Sep-94      24.125          22          22
         30-Sep-94      22.875        21.5       22.75
         07-Oct-94      22.875        21.5       22.25
         14-Oct-94          23      21.125       21.25
         21-Oct-94        23.5       21.25       23.25
         28-Oct-94        23.5      22.875        23.5
         04-Nov-94      23.625        21.5       22.75
         11-Nov-94       22.75      21.625      21.625
         18-Nov-94      22.875        21.5      22.125
         25-Nov-94          22          21          21
         02-Dec-94      21.125      18.625      20.125
         09-Dec-94      20.875       19.75          20
         16-Dec-94       19.75      18.375      18.625
         23-Dec-94       19.25        18.5      19.125
         30-Dec-94       20.25          19          20
         06-Jan-95      21.125          20      20.625
         13-Jan-95        20.5       19.75      20.375
         20-Jan-95          21          20      20.375
         27-Jan-95      20.375      19.625       19.75
         03-Feb-95       20.75      19.625       20.75
         10-Feb-95       22.25          21          22
         17-Feb-95          22      20.625          21
         24-Feb-95      21.625          21      21.625
         03-Mar-95      22.625      21.375      22.625
         10-Mar-95       22.75          22       22.25
         17-Mar-95       22.25      21.625      21.875
         24-Mar-95          22      20.375      21.875
         31-Mar-95       22.75       21.25       22.25
         07-Apr-95      22.375      21.625          22
         14-Apr-95          22      20.875      20.875
         21-Apr-95        22.5          21      22.375
         28-Apr-95        22.5      21.375      21.875
         05-May-95       23.25        21.5       22.75
         12-May-95      24.375       22.75        23.5
         19-May-95       23.75          23      23.375
         26-May-95      23.625      22.875       23.25
         02-Jun-95       23.25      22.375      22.875
         09-Jun-95       23.75      22.875          23
         16-Jun-95      23.625          22          22
         23-Jun-95       22.75       20.25      20.625
         30-Jun-95          23       20.75          23
         07-Jul-95          25       22.75          25
         14-Jul-95        25.5      23.375      23.375
         21-Jul-95       23.75       22.75      23.625
         28-Jul-95       23.75       21.25       21.25
         04-Aug-95      21.875          20       21.75
         11-Aug-95      22.375      21.125      21.625
         18-Aug-95      22.375      21.375       22.25
         25-Aug-95        22.5       21.25       21.75
         01-Sep-95       21.75      21.125       21.25
         08-Sep-95       22.75       20.75      22.375
         15-Sep-95        22.5      21.625      22.375
         22-Sep-95      22.375      21.625       21.75
         29-Sep-95       21.75        20.5       20.75
         06-Oct-95        21.5        20.5      21.125
         13-Oct-95       22.25      20.625      21.625
         20-Oct-95      21.875      21.125      21.125
         27-Oct-95       21.25      20.625      20.625
         03-Nov-95        21.5      20.625          21
         10-Nov-95       21.25        20.5        20.5
         17-Nov-95          21      20.375      20.625
         24-Nov-95        20.5          20      20.125
         01-Dec-95      20.125          19      19.875
         08-Dec-95       20.25       19.25       19.25
         15-Dec-95       20.25       19.25      19.375
         22-Dec-95      19.625      19.125      19.375
         29-Dec-95        19.5      18.375       18.75
         05-Jan-96       19.75       18.75      18.875
         12-Jan-96      18.875       17.75          18
         19-Jan-96      18.375        17.5          18
         26-Jan-96        18.5      16.875       17.75
         02-Feb-96          19      17.875      18.625
         09-Feb-96      18.875      18.125      18.438
         16-Feb-96          21       18.25       20.75
         23-Feb-96      21.875      20.875      21.875
         01-Mar-96      24.375       21.75      22.375
         08-Mar-96      22.875      21.875      21.875
         15-Mar-96       22.75       21.25       22.75
         22-Mar-96        23.5      22.125      22.625
         29-Mar-96          23       21.75          22
         05-Apr-96      22.625       21.75       22.25
         12-Apr-96       22.25      21.125      21.625
         19-Apr-96          22      20.875      21.625
         26-Apr-96      22.875        21.5        22.5
         03-May-96          25      22.375          25
         10-May-96      25.375          24      25.375
         17-May-96        25.5          24        24.5
         24-May-96        24.5      23.625      23.625
         31-May-96          24          23       23.75
         07-Jun-96        24.5       23.25      24.125
         14-Jun-96          25       23.75      24.625
         21-Jun-96        24.5        23.5        23.5
         28-Jun-96        23.5      23.125      23.375
         05-Jul-96      23.375          23       23.25
         12-Jul-96      23.375       22.25      22.625
         19-Jul-96      22.375      21.375      21.375
         26-Jul-96      21.125      19.875      20.375
         02-Aug-96      21.875      19.875      21.625
         09-Aug-96       23.25      21.875          23
         16-Aug-96       23.25        22.5       23.25
         23-Aug-96       23.75      23.125        23.5
         30-Aug-96       23.75       23.25       23.25
         06-Sep-96      23.875       23.25      23.875
         13-Sep-96      23.875      23.375      23.625
         20-Sep-96       24.25       23.25       24.25
         27-Sep-96      24.125        23.5      23.625
         04-Oct-96       24.75      23.375       24.75
         11-Oct-96       24.75      23.375      23.375
         18-Oct-96        23.5      22.875      22.875
         25-Oct-96      23.875      22.875      23.375
         01-Nov-96        23.5      22.375       23.25
         08-Nov-96       23.75      22.625          23
         15-Nov-96       23.25       22.75       23.25
         22-Nov-96          24      23.125      23.875
         29-Nov-96        25.5        23.5      25.375
         06-Dec-96      25.375        24.5        24.5
         13-Dec-96      24.625      23.625       23.75
         20-Dec-96       23.75      22.625        23.5
         27-Dec-96        23.5      22.625        23.5
         03-Jan-97       24.25      23.375       24.25
         10-Jan-97      24.375      22.875      23.375
         17-Jan-97       23.25      22.625          23
         24-Jan-97       23.25      22.375        22.5
         31-Jan-97      22.625          22       22.25
         07-Feb-97        23.5      22.125      23.375
         14-Feb-97          24      23.125          24
         21-Feb-97       24.75      23.875       24.25
         28-Feb-97        24.5      24.125      24.375
         07-Mar-97       24.75       24.25      24.375
         14-Mar-97       24.75          24      24.125
         21-Mar-97          24       23.25        23.5
         28-Mar-97       23.75      23.375      23.625
         04-Apr-97      24.125      23.125      23.875
         11-Apr-97          24      23.125      23.375
         18-Apr-97      23.375       22.75      23.125
         25-Apr-97       23.75          23      23.375
         02-May-97          25      23.375          25
         09-May-97      27.125      24.875       25.75
         16-May-97       26.75       25.75       26.25
         23-May-97      28.125       25.75      28.125
         30-May-97      28.375       27.75      28.375
         06-Jun-97      29.125       28.25      29.125
         13-Jun-97      29.625      28.875        29.5
         20-Jun-97          31        29.5      29.875
         27-Jun-97          30       27.75      28.188
         04-Jul-97       28.75      27.625       28.75
         11-Jul-97        29.5      28.875      29.375
         18-Jul-97      29.625       29.25      29.563
         25-Jul-97      29.438          29      29.188
         01-Aug-97      29.375          29      29.375
         08-Aug-97      29.625      28.313      28.625
         15-Aug-97          29       27.25       27.25
         22-Aug-97      28.563      27.063      28.063
         29-Aug-97      28.875      28.063      28.625
         05-Sep-97        28.5      27.813      28.125
         12-Sep-97        30.5          28      30.375
         19-Sep-97        30.5      30.188      30.188
         26-Sep-97      31.563      30.188       30.75
         03-Oct-97      31.563      30.438          31
         10-Oct-97      30.938      29.625      30.063
         17-Oct-97      30.438      29.813      30.063
         24-Oct-97      30.188      29.813          30
         31-Oct-97          30      28.375       29.25
         07-Nov-97      30.188       28.75       29.25
         14-Nov-97      30.188      28.563      29.563
         21-Nov-97      30.188      29.688          30
         05-Dec-97          31      29.375          31
         05-Dec-97      31.813          31      31.125


1.  6/29/93       - Tiger issues $100 million convertible subordinated
                    debentures due August 1, 2003.

2.  11/23/93      - Tiger announces acquisition of Lamons Metal Gasket
                    Company for $60 million cash, plus contingent payments.

3.  3/94 - 9/94   - Mustang sells 540,000 shares of Tiger at $22.88 - $27.25.

4.  10/18/95      - First of Michigan initiates coverage of Tiger with a
                    "buy" rating.

5.  1/15/96       - Tiger raised to short-term "outperform" from "market
                    perform" by Everen Securities.

6.  2/29/96       - Tiger downgraded to short-term "market perform" from
                    "outperform" by Everen Securities.

7.  6/28/96       - Legg Mason initiates coverage of Tiger with an
                    "outperform-2" rating.

    6/96 - 11/96  - Tiger acquires Queensland Towbars Pty.  Ltd., The
                    Englass Group, Heinrich Stolz GmbH and Beaumont Bolt & Gasket Co. for an aggregate $54.2 million of cash and assumed liabilities.

8.  2/97 - 3/97   - Tiger redeems 5% convertible debentures due 2003.






                             [ Graphic Omitted
                Chart titled "Tiger Stock Trading History -
                  TIGER vs. S&P 500 vs. COMPOSITE GROUP -
                       indexed to December 1, 1996"
             was constructed using data from the table below ]


                        Tiger Stock Trading History


                        Tiger       S&P 500      Composite
        29-Nov-96          100          100            100
        30-Nov-96          100       99.939        100.282
        01-Dec-96       98.522       98.845           99.1
        02-Dec-96       99.015       98.425         97.731
        03-Dec-96       98.522        98.33         98.484
        04-Dec-96       96.552       97.699         96.749
        05-Dec-96       97.044       99.041         98.243
        10-Dec-96       96.059       98.748         97.497
        11-Dec-96       95.567       97.848         96.341
        12-Dec-96       94.089       96.342         94.996
        13-Dec-96       93.596       96.251         94.528
        16-Dec-96       91.133       95.239         93.788
        17-Dec-96       91.626       95.908         92.831
        18-Dec-96       89.655       96.634         94.052
        19-Dec-96        90.64       98.513         94.983
        20-Dec-96       92.611       98.923         96.618
        23-Dec-96       89.163       98.666         96.058
        24-Dec-96       89.655       99.209         96.369
        26-Dec-96       90.148       99.841         97.558
        27-Dec-96       92.611        99.97         98.021
        30-Dec-96       92.611       99.581         98.482
        31-Dec-96       94.089       97.849         98.412
        02-Jan-97       94.089       97.357         96.762
        03-Jan-97       95.567       98.812         97.229
        06-Jan-97       95.074       98.762         97.016
        07-Jan-97       95.074       99.499         97.721
        08-Jan-97       94.089       98.863         97.471
        09-Jan-97       91.626       99.713         97.957
        10-Jan-97       92.118      100.328          98.59
        13-Jan-97       91.133      100.329         98.419
        14-Jan-97       91.626      101.564         99.381
        15-Jan-97       89.163      101.345         98.051
        16-Jan-97       90.148      101.682         98.364
        17-Jan-97        90.64       102.53         98.928
        20-Jan-97       90.148        102.6         99.239
        21-Jan-97       91.133      103.395         99.466
        22-Jan-97       90.148      103.859         98.938
        23-Jan-97       89.655      102.713         97.798
        24-Jan-97        88.67      101.783         96.999
        27-Jan-97       87.685      101.057         96.504
        28-Jan-97       87.685      101.057         97.048
        29-Jan-97         86.7      102.045         97.494
        30-Jan-97       87.685      103.586         99.069
        31-Jan-97       87.685      103.849         99.735
        03-Feb-97        88.67      103.925         98.901
        04-Feb-97       89.163      104.259          99.99
        05-Feb-97       90.148      102.808         99.246
        06-Feb-97       92.611      103.055        100.109
        07-Feb-97       92.118      104.298        100.799
        10-Feb-97       92.611      103.753        100.138
        11-Feb-97       94.089      104.302        100.413
        12-Feb-97       94.089      106.043        100.616
        13-Feb-97       94.089      107.239        101.916
        14-Feb-97       94.581      106.798        102.759
        18-Feb-97       97.537      107.829        102.815
        19-Feb-97       97.044      107.327        102.226
        20-Feb-97       97.044      106.047        101.946
        21-Feb-97       95.567      105.911          101.2
        24-Feb-97       95.567      107.035        102.233
        25-Feb-97       96.552      107.276         101.86
        26-Feb-97       96.552      106.428        101.526
        27-Feb-97       96.059      105.026        100.738
        28-Feb-97       96.059      104.465        100.272
        03-Mar-97       97.537      105.058        100.316
        04-Mar-97       97.537      104.482        100.125
        05-Mar-97       96.552       105.94        100.679
        06-Mar-97       96.552      105.487        101.669
        07-Mar-97       96.059      106.334        102.298
        10-Mar-97       97.537      107.481        102.989
        11-Mar-97       96.552      107.176         104.25
        12-Mar-97       96.059       106.24         104.35
        13-Mar-97       94.581      104.298        103.262
        14-Mar-97       95.074      104.775        104.627
        17-Mar-97       94.089      105.111        104.705
        18-Mar-97       93.596      104.312        104.416
        19-Mar-97       92.611      103.798        104.621
        20-Mar-97       92.118      103.386        103.724
        21-Mar-97       92.611      103.577        103.725
        24-Mar-97       92.611      104.474        104.225
        25-Mar-97       92.118      104.234        103.447
        26-Mar-97       92.611      104.423        102.361
        27-Mar-97       93.103      102.227        100.956
        31-Mar-97       92.611      100.013         98.974
        01-Apr-97       95.074      100.346        100.183
        02-Apr-97       93.596       99.087        100.018
        03-Apr-97       93.596       99.115         99.119
        04-Apr-97       94.089      100.116        100.804
        07-Apr-97       93.596      100.675         101.41
        08-Apr-97       94.089      101.202        101.334
        09-Apr-97       94.089      100.473        101.153
        10-Apr-97       92.118      100.174        100.988
        11-Apr-97       92.118       97.441         98.588
        14-Apr-97        90.64       98.244         98.724
        15-Apr-97        90.64       99.696        100.281
        16-Apr-97       91.133       100.86        101.454
        17-Apr-97       91.133      100.627        102.126
        18-Apr-97       91.133      101.231        102.631
        21-Apr-97       91.626      100.443        102.184
        22-Apr-97       92.611      102.324        103.596
        23-Apr-97       91.133      102.195        104.042
        24-Apr-97       92.611       101.87        104.258
        25-Apr-97       92.118      101.103        103.649
        28-Apr-97       94.581      102.106        103.924
        29-Apr-97       96.552      104.892        105.428
        30-Apr-97       97.044      105.855        105.445
        01-May-97       97.044      105.483        106.143
        02-May-97       98.522      107.391        107.551
        05-May-97      102.463      109.672        110.738
        06-May-97      103.941      109.345        109.473
        07-May-97      101.478      107.741        108.638
        08-May-97      100.493      108.354        108.751
        09-May-97      101.478      108.951        109.537
        12-May-97      104.434      110.652        111.470
        13-May-97      102.956      110.054         110.61
        14-May-97      104.434      110.438        111.283
        15-May-97       101.97       111.21        111.885
        16-May-97      103.448      109.607        110.654
        19-May-97      104.434      110.072        111.453
        20-May-97      105.419      111.181        111.314
        21-May-97      105.911      110.876        110.619
        22-May-97      108.867      110.388        111.299
        23-May-97      110.837       111.89        113.292
        27-May-97      111.823      112.244        113.573
        28-May-97      110.837      111.914        113.949
        29-May-97      110.345        111.5        114.302
        30-May-97      111.823      112.055        114.639
        02-Jun-97      111.823      111.802        114.942
        03-Jun-97      114.286      111.685        115.458
        04-Jun-97        113.3      110.976        115.167
        05-Jun-97      114.286      111.414        115.437
        06-Jun-97      114.778       113.34        116.297
        09-Jun-97      115.764      113.988          116.9
        10-Jun-97      116.256      114.299        117.083
        11-Jun-97      115.764      114.868        117.036
        12-Jun-97      115.764      116.705        119.657
        13-Jun-97      116.256      117.998        119.889
        16-Jun-97      118.227      118.081        119.046
        17-Jun-97      119.704       118.15        118.274
        18-Jun-97      120.197      117.442        118.859
        19-Jun-97      122.168      118.622        119.519
        20-Jun-97      117.734      118.715        119.711
        23-Jun-97      118.227      116.063        117.612
        24-Jun-97      116.749      118.404        119.354
        25-Jun-97      114.778      117.433        118.138
        26-Jun-97      111.576      116.731        117.394
        27-Jun-97      111.084       117.21        119.077
        30-Jun-97      110.837      116.924        117.375
        01-Jul-97      110.837      117.702        118.982
        02-Jul-97      112.315       119.42        121.131
        03-Jul-97        113.3      121.122        121.237
        07-Jul-97      115.271      120.499        120.964
        08-Jul-97      115.271      121.364        121.413
        09-Jul-97      115.764      119.883        120.219
        10-Jul-97      115.517      120.708         121.52
        11-Jul-97      115.764      121.091        122.326
        14-Jul-97       116.01      121.315        122.725
        15-Jul-97       116.01       122.29        125.122
        16-Jul-97      116.502      123.721        126.133
        17-Jul-97      116.502      123.063         126.77
        18-Jul-97      116.502      120.908        124.901
        21-Jul-97      115.517      120.597        124.183
        22-Jul-97      115.517      123.376         126.92
        23-Jul-97      115.517      123.717        127.002
        24-Jul-97      115.271      124.211        127.148
        25-Jul-97      115.025      124.011        125.995
        28-Jul-97      115.517      123.702        125.981
        29-Jul-97      114.532      124.474        127.962
        30-Jul-97      115.271      125.795        128.643
        31-Jul-97      115.025      126.059         128.33
        01-Aug-97      115.764      125.114        127.326
        04-Aug-97      115.764      125.532        127.596
        05-Aug-97       116.01      125.805        127.549
        06-Aug-97      115.025      126.855        128.999
        07-Aug-97      115.271      125.649        128.064
        08-Aug-97      112.808      123.318        124.771
        11-Aug-97      112.808      123.775        125.142
        12-Aug-97        113.3      122.392        124.318
        13-Aug-97      112.315      121.796        123.922
        14-Aug-97      111.823      122.159        124.428
        15-Aug-97      107.389      118.994        122.697
        18-Aug-97      110.345      120.537        123.718
        19-Aug-97      109.852      122.323        124.484
        20-Aug-97      111.084      124.085        126.314
        21-Aug-97       111.33      122.196        124.468
        22-Aug-97      110.591      121.998         125.16
        25-Aug-97      110.837       121.55        125.351
        26-Aug-97      113.547      120.607        124.958
        27-Aug-97      113.054      120.697        123.803
        28-Aug-97      112.069      119.372        122.935
        29-Aug-97      112.808      118.817        123.063
        02-Sep-97      111.823       122.53        123.497
        03-Sep-97      111.084      122.567        124.308
        04-Sep-97      111.084      122.965        124.215
        05-Sep-97      110.837      122.725        124.127
        08-Sep-97      111.084      123.009        124.307
        09-Sep-97      112.315      123.328        123.645
        10-Sep-97      111.084      121.401        122.086
        11-Sep-97      112.315       120.55        121.152
        12-Sep-97      119.704      122.046        122.457
        15-Sep-97      119.458      121.499        122.184
        16-Sep-97      119.704      124.916        125.026
        17-Sep-97      119.212      124.567        124.745
        18-Sep-97      119.704      125.134        124.769
        19-Sep-97      118.966      125.559        124.654
        22-Sep-97      119.704      126.209        124.634
        23-Sep-97      119.704      125.747        124.765
        24-Sep-97      120.443      124.763        123.846
        25-Sep-97      120.443      123.895        123.325
        26-Sep-97      121.182      124.861        124.465
        29-Sep-97      121.429      125.933        124.847
        30-Sep-97      120.197      125.133        125.445
        01-Oct-97      122.168      126.207        126.322
        02-Oct-97      121.921      126.874        127.321
        03-Oct-97      122.168      127.477        126.896
        06-Oct-97      121.921      128.489        128.368
        07-Oct-97      119.704      129.867        129.291
        08-Oct-97      118.719      128.641        128.499
        09-Oct-97      118.227      128.216        129.376
        10-Oct-97      118.473      127.735        128.486
        13-Oct-97      118.227      127.883        128.345
        14-Oct-97      117.734      128.171        128.693
        15-Oct-97      118.227      127.569        129.282
        16-Oct-97      119.951      126.183        127.924
        17-Oct-97      118.473      124.721        127.156
        20-Oct-97      118.227      126.233        128.706
        21-Oct-97      118.719      128.435        130.857
        22-Oct-97      118.473      127.935        130.084
        23-Oct-97      118.227      125.583        127.888
        24-Oct-97      118.227      124.388        127.979
        27-Oct-97      116.256      115.848        121.857
        28-Oct-97      113.547      121.774        122.502
        29-Oct-97        113.3      121.418        122.618
        30-Oct-97      113.547      119.373        121.124
        31-Oct-97      115.271      120.818        123.132
        03-Nov-97      114.778      124.038        125.287
        04-Nov-97      115.764      124.271        126.358
        05-Nov-97      116.502      124.536        127.249
        06-Nov-97      118.719      123.911        128.225
        07-Nov-97      115.271      122.521        126.939
        10-Nov-97       116.01      121.678        126.247
        11-Nov-97      115.517      122.015        124.739
        12-Nov-97      117.241      119.675        123.425
        13-Nov-97      114.286      121.088        123.949
        14-Nov-97      116.502      122.632        124.636
        17-Nov-97      118.227       124.99        126.155
        18-Nov-97      118.719      123.937        124.782
        19-Nov-97      118.719      124.777        125.305
        20-Nov-97      118.719      126.678        127.187
        21-Nov-97      118.227      127.221        127.226
        24-Nov-97      116.749      125.052        125.957
        25-Nov-97      118.966        125.6        125.883
        26-Nov-97      120.936      125.709        126.631
        28-Nov-97      122.168      126.205        127.473
        01-Dec-97      124.138      128.764        129.244
        02-Dec-97      124.384      128.356        129.341
        05-Dec-97      124.631      129.028        127.976
        04-Dec-97      123.645      128.544        127.833
        05-Dec-97       122.66      129.956        129.392





                             [ Graphic Omitted
                Chart titled "Tiger Stock Trading History -
                  TIGER vs. S&P 500 vs. COMPOSITE GROUP -
                        indexed to August 29, 1997"
             was constructed using data from the table below ]



                        Tiger Stock Trading History

                       Composite      TIGER        S&P 500
        29-Aug-97            100          100          100
        02-Sep-97        100.363       99.127      103.125
        03-Sep-97        101.008       98.472      103.156
        04-Sep-97        100.946       98.472      103.491
        05-Sep-97         100.86       98.253      103.289
        08-Sep-97        100.997       98.472      103.528
        09-Sep-97        100.463       99.563      103.797
        10-Sep-97         99.202       98.472      102.175
        11-Sep-97         98.445       99.563      101.459
        12-Sep-97         99.488      106.114      102.717
        15-Sep-97         99.266      105.895      102.257
        16-Sep-97        101.558      106.114      105.133
        17-Sep-97        101.344      105.677       104.84
        18-Sep-97        101.368      106.114      105.316
        19-Sep-97        101.271      105.459      105.674
        22-Sep-97        101.271      106.114      106.221
        23-Sep-97        101.376      106.114      105.832
        24-Sep-97         100.66      106.769      105.004
        25-Sep-97        100.246      106.769      104.274
        26-Sep-97        101.171      107.424      105.086
        29-Sep-97        101.496      107.642      105.989
        30-Sep-97        101.977       106.55      105.315
        01-Oct-97        102.687      108.297      106.219
        02-Oct-97        103.502      108.079      106.781
        03-Oct-97        103.159      108.297      107.289
        06-Oct-97        104.346      108.079       108.14
        07-Oct-97        105.091      106.114        109.3
        08-Oct-97        104.444       105.24      108.268
        09-Oct-97         105.16      104.803       107.91
        10-Oct-97        104.441      105.022      107.506
        13-Oct-97        104.338      104.803       107.63
        14-Oct-97        104.616      104.367      107.872
        15-Oct-97        105.097      104.803      107.365
        16-Oct-97        104.001      106.332      106.199
        17-Oct-97        103.361      105.022      104.968
        20-Oct-97        104.613      104.803      106.241
        21-Oct-97        106.359       105.24      108.095
        22-Oct-97        105.747      105.022      107.673
        23-Oct-97        103.978      104.803      105.694
        24-Oct-97         104.06      104.803      104.688
        27-Oct-97         99.111      103.057       97.501
        28-Oct-97         99.611      100.655      102.488
        29-Oct-97         99.711      100.437      102.189
        30-Oct-97         98.498      100.655      100.468
        31-Oct-97        100.133      102.183      101.684
        03-Nov-97        101.887      101.747      104.394
        04-Nov-97        102.765       102.62       104.59
        05-Nov-97        103.471      103.275      104.813
        06-Nov-97        104.266       105.24      104.287
        07-Nov-97        103.224      102.183      103.117
        10-Nov-97        102.657      102.838      102.408
        11-Nov-97        101.423      102.402      102.692
        12-Nov-97        100.363       103.93      100.722
        13-Nov-97        100.776       101.31      101.911
        14-Nov-97        101.331      103.275      103.211
        17-Nov-97        102.545      104.803      105.195
        18-Nov-97        101.448       105.24      104.309
        19-Nov-97        101.879       105.24      105.016
        20-Nov-97        103.393       105.24      106.616
        21-Nov-97        103.427      104.803      107.073
        24-Nov-97        102.399      103.493      105.248
        25-Nov-97        102.345      105.459      105.709
        26-Nov-97        102.944      107.205        105.8
        28-Nov-97        103.623      108.297      106.218
        01-Dec-97        105.053      110.044      108.372
        02-Dec-97        105.134      110.262      108.028
        03-Dec-97        104.033       110.48      108.594
        04-Dec-97        103.914      109.607      108.186
        05-Dec-97          105.2      108.734      109.374





                             [ Graphic Omitted
                    Chart titled "Tiger Volume at Price
                   December 1, 1996 - December 5, 1997"
             was constructed using data from the table below ]



                           Tiger Volume at Price
                    December 1, 1996 - December 5, 1997

                                         At or Below
                      At this Price      This Price

         $23              0.047             0.047
         $24              0.342             0.389
         $25              0.161             0.55
         $26              0.02              0.57
         $27              0.021             0.591
         $28              0.019             0.61
         $29              0.125             0.735
         $30              0.145             0.88
         $31              0.102             0.982
         $32              0.018             1.00



                           Other Considerations

                                                                                  Considerations
                                                            ----------------------------------------------------------
1.   Principal alternative -- continuation as a             o   Share values captured in discounted cash flow analysis
     public company with existing affiliate
     relationships

2.   Other alternatives (unlikely or problematic)

     (a)  Recapitalization

          (i)    Special Dividend; pro rata stock           o   Likely adverse tax consequences
                 repurchase

          (ii)   Buyout of Mustang shares                   o   Mustang repeatedly stated no interest in selling its
                                                                ownership position

          (iii)  Self tender for public shares              o   Problematic for 37% holder (Mustang)
                                                            o   Price of self-tender vs. current offer proposed by Mustang
                                                            o   Liquidity of stock stub post-tender

     (b)  Third Party Offer                                 o   Unlikely due to current stock ownership positions of
                                                                Mustang, Chairman of Mustang, Mustang Corp.
                                                            o   No standstill for Mustang or its affiliates

                           II.  REVIEW OF TIGER

                                        Tiger Historical Summary Financials
                                      ($ in millions, except per share data)

                                             Income Statements

                                            For Years Ended December 31,
                           ----------------------------------------------------------    CAGR/      LTM
                            1992(a)       1993        1994        1995        1996        AVG.    9/30/97
                           ---------    ---------   ---------   ---------   ---------   -------  ---------
Net Revenues(b)            $388.2       $443.2      $535.5      $553.5      $600.2      11.5%      $658.4
EBITDA                       75.5         88.5       112.0       120.2       127.2      13.9%       138.4
EBIT                         58.6         70.0        91.4        98.7       104.3      15.5%       113.3
Net Income                  $29.8        $38.0       $50.1       $56.0       $61.4      19.8%       $70.1
                           ========     =======     =======     =======     =======                =======
Earnings Per Share          $0.87        $1.05       $1.35       $1.51       $1.66      17.5%       $1.78
                           ========     =======     =======     =======     =======                =======

Margins
-------
EBITDA Margin               19.5%        20.0%       20.9%       21.7%       21.2%                   21.0%
EBIT Margin                 15.1%        15.8%       17.1%       17.8%       17.4%                   17.2%
Net Income Margin            7.7%         8.6%        9.4%       10.1%       10.2%                   10.6%

Growth Rates
------------
Net Revenue                 14.4%        14.2%       20.8%        3.4%        8.4%                   13.6%
EBITDA                      11.1%        17.2%       26.6%        7.3%        5.8%                   11.6%
EBIT                         8.6%        19.4%       30.6%        8.0%        5.7%                   11.7%
Net Income                  47.0%        27.6%       31.8%       11.8%        9.6%                   18.5%
Earnings Per Share          29.9%        20.7%       28.6%       11.9%        9.9%                   11.9%

---------------------------------
Source: Tiger 10-K, 10-Q filings.
(a)  EBITDA, EBIT and Net Income exclude extraordinary charge of $5.7 million related to the early extinguishment of debt.
(b)  In late 1993, the Company acquired Lamons Metal Gasket Co. from Mustang for $60.3 million, adding approximately
     $48.3 million to revenue in 1994.  In 1996, the Company also acquired The Englass Group, Heinrich Stolz, Queensland
     Towbars and Beaumont Bolt & Gasket Company, adding approximately $45.0 million to 1997 revenue estimates.



                                             Tiger Historical Summary Financials
                                                       ($ in millions)

                                                         Balance Sheets

                                                                      As of December 31,
                                                    ---------------------------------------------------
                                                     1992        1993       1994       1995       1996      9/30/97
                                                    ------      ------     ------     ------     ------     -------
Assets
Current Assets
   Cash & Equivalents                                 $64.8      $69.8     $107.7      $92.4     $105.9     $126.0
   Receivables                                         46.6       58.7       64.2       71.2       80.4       93.4
   Inventories                                         60.8       76.7       79.6       85.5       92.2       89.7
   Other Current Assets                                 9.0        9.8       11.8        2.5        4.1        5.3
                                                     -------    -------    -------    -------    -------    -------
     Total Current Assets                             181.1      215.0      263.2      251.6      282.6      314.3

Property & Equipment                                  144.9      162.2      168.4      173.7      194.5      194.7
Other Long-Term Assets                                140.6      186.9      182.7      191.1      219.5      218.1
                                                     -------    -------    -------    -------    -------    -------
     Total Assets                                    $466.6     $564.1     $614.3     $616.4     $696.7     $727.1
                                                     =======    =======    =======    =======    =======    =======

Liabilities & Shareholders' Equity
Current Liabilities
   Accounts Payable                                   $16.9      $20.3      $21.6      $24.4      $33.8      $29.4
   Current Portion of Long-Term Debt                    0.1        0.3        0.3         --         --         --
   Other Current Liabilities                           32.4       30.6       33.8       29.7       45.4       37.2
                                                     -------    -------    -------    -------    -------    -------
     Total Current Liabilities                         49.3       51.2       55.6       54.1       79.2       66.5

Deferred Income Taxes & Other                          23.4       29.2       29.5       36.4       39.9       47.5
Long-Term Debt                                        178.5      238.9      238.6      187.2      187.1       71.6
                                                     -------    -------    -------    -------    -------    -------
     Total Liabilities                                251.2      319.3      323.7      277.7      306.2      185.7

Shareholders' Equity
   Preferred Stock                                     $0.1         --         --         --         --         --
   Total Shareholders' Equity                         215.4      244.9      290.6      338.7      390.5      541.4
                                                     -------    -------    -------    -------    -------    -------
     Total Liabilities & Shareholders' Equity        $466.6     $564.1     $614.3     $616.4     $696.7     $727.1
                                                     =======    =======    =======    =======    =======    =======

---------------------------------
Source: Tiger 10-K, 10-Q filings.


                                   Summary of Recent Analyst Research

                                                                    Earnings
                                                      Target        Estimates
  Institution House/                                  Share      --------------
      Analyst             Date    Recommendation      Price       1997    1998                       Commentary
---------------------   -------   --------------   ----------    ------  ------  ------------------------------------------------
Salomon Smith Barney/   12/1/97   "3L-Neutral"     $30.00        $1.75   $1.95   "We believe that the shares are fairly valued at
    Donald Zwyer                                                                 15x estimated 1998 EPS and re-initiate coverage
                                                                                 with a neutral/low risk rating."

Roney & Co.             8/14/97      "Buy"         $35.00        $1.71   $1.97   "Selling to literally dozens of niche markets
                                                                                 and producing hundreds of products, Tiger is
                                                                                 well insulated from both general economic trends
                                                                                 and individual industry risk.  As a result,
                                                                                 earnings are highly predictable...  Tiger trades
                                                                                 at a substantial multiple discount to both the
                                                                                 market and comparable companies, a discount that
                                                                                 is unjustified by the Company's growth record,
                                                                                 prospects and superior financial condition.  We
                                                                                 expect investors to benefit from both earnings
                                                                                 growth and multiple expansion over the next
                                                                                 twelve months."

Barrington Research     8/6/97       "1-Buy"          NA         $1.77   $1.98   NA
   Associates/
   Walter Liptak

Lehman Brothers/        6/25/97   "2-Outperform"     $34.00      $1.78   $2.00   "Looking forward we believe a renewal of
  Harriet C. Baldwin                               17.0x 1998                    acquisition activity - and a pickup in EPS
Baldwin                                               EPS                        momentum - is coming. . .  Historically,
                                                  estimate of                    acquisitions have been an important source of
                                                     $2.00                       growth.  We believe that the announcement of
                                                                                 a sizable acquisition (accretive)could be the
                                                                                 next catalyst for the shares. . .  Year-to-date
                                                                                 shares have outperformed the brisk pace of
                                                                                 the market. . .  We expect full year EPS at
                                                                                 $1.78, up 15% versus $1.55 in 1996 - and
                                                                                 compared to 9% EPS growth in 1996.  We
                                                                                 anticipate revenue growth at Tiger to
                                                                                 accelerate to 12% in 1997, compared to 8% in
                                                                                 1996, driven by the 8% in 1996, once acquired
                                                                                 product lines reach Tiger standards."


                                                      Ownership Profile

        Institutional              Shares         % of                  Insider           Shares         % of       Options
           Holdings                 Held       Outstanding              Holdings           Held       Outstanding     Held
------------------------------    ---------    -----------         ----------------     ---------    -------------  -------
T. Rowe Price                     3,975,000      9.6%              Herbert S. Amster       22,500       0.05%            0
Fidelity                          3,921,400      9.5               Brian P. Campbell    1,194,753       2.85       220,000
Cramer Rosenthal McGly            1,128,378      2.7               Peter C. DeChants       39,950       0.10        24,000
David L. Babson & Co.               989,040      2.4               William E. Meyers       59,907       0.14        15,189
First Chicago NBD Corp.             824,966      2.0               Douglas P. Roosa         6,320       0.02             0
Skyline Asset Mgmt.                 530,500      1.3               Helmut F. Stern        500,000       1.23             0
Ohio St. Teachers Ret. Fund         500,000      1.2               -----------------    ---------       ------     -------
Invista Capital Mgmt Inc.           421,500      1.0               Total                1,823,430       4.41%      259,189
Zurich Kemper Investments           400,000      1.0
First Pacific Advisors              391,769      0.9
Barclays Bank Plc                   355,821      0.9
Dalton Greiner Hartman              262,900      0.6                                           Shares          % of
Mellon Bank                         234,014      0.6                Affiliate Holdings          Held        Outstanding
Wright Investors Service            222,900      0.5               ---------------------     -----------    -----------
College Retirement Equities         196,100      0.5
Columbia Management Co.             170,000      0.4               Mustang Corp.               1,583,708        3.8%
Delaware Management Co.             147,000      0.4               Mustang                    15,191,109       36.8
Putnam Investment Mgmt.             143,332      0.3               Richard A. Manoogian        1,801,852        4.4
Vanguard Group Inc.                 124,100      0.3               ---------------------      ----------       ----
First Manhattan Co.                 119,950      0.3               Total                      18,576,669       45.0%
Palisade Capital Mgmt.              116,848      0.3
Schwartz Investment Counsel         115,437      0.3
Bankers Trust NY Corp.              109,400      0.3
Pekin Singer & Shapiro              105,520      0.3               Recapitulation:
Geneva Capital Mgmt Lt.             103,000      0.2               --------------------
Welch & Forbes Inc.                  87,970      0.2               Affiliate Holdings         18,576,669       45.0%
ANB Investment                       71,780      0.2               Institutional Holdings     16,955,998       41.0
Conseco Inc.                         68,000      0.2               Insider Holdings            1,823,430        4.4
Princor Management Corp.             61,100      0.1               Retail and Other            3,969,021        9.6
Wilshire Assoc. Inc.                 58,700      0.1               ------------------------   ----------      -----
State Street Corp.                   50,400      0.1               Total Shares Outstanding   41,325,118      100.0%
Others (Each holding less than
   50,000 shares)                   624,973      1.5
------------------------------   ----------     -----
Total                            16,955,998     41.0%






                        Liquidity Analysis of Tiger

Shares Outstanding                 41,325,118
Float(a)                           20,815,062
Adjusted Float(b)                   9,976,278

Average Daily Trading Volume
   30-day                              29,968
   60-day                              27,423
   90-day                              28,502
   180-day                             30,324

Average Daily Turnover(c)
   30-day                                 0.1%
   60-day                                 0.1
   90-day                                 0.1
   180-day                                0.1

Average Daily Adjusted Turnover(c)
   30-day                                 0.3%
   60-day                                 0.3
   90-day                                 0.3
   180-day                                0.3

Number of Research Analysts                 7



                             [ Graphic Omitted
                  Chart titled "TIGER 1 YEAR STOCK CHART
                         High-Low-Close & Volume"
             was constructed using data from the table below ]

                    Volume       High        Low         Close
     05-Dec-96        9100          25      24.875          25
     06-Dec-96        3800      24.875        24.5        24.5
     09-Dec-96         800      24.625        24.5      24.625
     10-Dec-96       33300      24.625      24.375      24.375
     11-Dec-96       14500       24.25      24.125       24.25
     12-Dec-96        3000       24.25      23.875      23.875
     13-Dec-96        2000       23.75      23.625       23.75
     16-Dec-96        9900       23.75      23.125      23.125
     17-Dec-96       11100      23.375          23       23.25
     18-Dec-96       10200       23.25       22.75       22.75
     19-Dec-96       25000      23.125      22.625          23
     20-Dec-96        9600        23.5          23        23.5
     23-Dec-96        9200      23.375      22.625      22.625
     24-Dec-96        9700       22.75      22.625       22.75
     26-Dec-96       27700          23       22.75      22.875
     27-Dec-96       76200        23.5          23        23.5
     30-Dec-96        8100      23.625      23.375        23.5
     31-Dec-96        8100      23.875      23.375      23.875
     02-Jan-97      189200      23.875       23.75      23.875
     03-Jan-97      148500       24.25       23.75       24.25
     06-Jan-97        5600      24.375      24.125      24.125
     07-Jan-97       56300       24.25      24.125      24.125
     08-Jan-97       91700      24.125       23.75      23.875
     09-Jan-97       89800          24       23.25       23.25
     10-Jan-97       31800      23.375      22.875      23.375
     13-Jan-97       26100       23.25          23      23.125
     14-Jan-97       19800       23.25      23.125       23.25
     15-Jan-97       21700          23      22.625      22.625
     16-Jan-97        4000      23.125      22.625      22.875
     17-Jan-97      130800          23      22.875          23
     20-Jan-97        7200      22.875       22.75      22.875
     21-Jan-97      138700       23.25      22.875      23.125
     22-Jan-97        7000          23      22.875      22.875
     23-Jan-97        2800      22.875       22.75       22.75
     24-Jan-97       22200       22.75      22.375        22.5
     27-Jan-97       11200      22.625       22.25       22.25
     28-Jan-97       43900        22.5       22.25       22.25
     29-Jan-97       25000        22.5          22          22
     30-Jan-97       25700       22.25          22       22.25
     31-Jan-97       23500       22.25      22.125       22.25
     03-Feb-97       26000       22.75      22.125        22.5
     04-Feb-97       56200       22.75        22.5      22.625
     05-Feb-97       16100      22.875      22.625      22.875
     06-Feb-97       46800        23.5      22.875        23.5
     07-Feb-97        6400      23.375       23.25      23.375
     10-Feb-97       24400        23.5      23.125        23.5
     11-Feb-97      751500          24      23.625      23.875
     12-Feb-97       32500      23.875       23.75      23.875
     13-Feb-97      121500      23.875       23.75      23.875
     14-Feb-97      113000          24      23.875          24
     18-Feb-97      210800       24.75      23.875       24.75
     19-Feb-97       81200       24.75        24.5      24.625
     20-Feb-97       76700      24.625        24.5      24.625
     21-Feb-97       93900      24.625       24.25       24.25
     24-Feb-97        8900      24.375      24.125       24.25
     25-Feb-97       56600        24.5      24.375        24.5
     26-Feb-97       23000        24.5       24.25        24.5
     27-Feb-97       11100        24.5       24.25      24.375
     28-Feb-97       12200      24.375      24.125      24.375
     03-Mar-97       97200       24.75       24.25       24.75
     04-Mar-97       29000       24.75      24.625       24.75
     05-Mar-97      120200       24.75      24.375        24.5
     06-Mar-97      108200      24.625        24.5        24.5
     07-Mar-97      117700        24.5       24.25      24.375
     10-Mar-97       77100       24.75       24.25       24.75
     11-Mar-97       45300       24.75      24.375        24.5
     12-Mar-97       37500        24.5      24.375      24.375
     13-Mar-97       23600      24.375          24          24
     14-Mar-97       70700      24.125          24      24.125
     17-Mar-97       32000          24       23.75      23.875
     18-Mar-97       45500          24       23.75       23.75
     19-Mar-97       59200      23.875        23.5        23.5
     20-Mar-97      113600      23.875      23.375      23.375
     21-Mar-97      184900        23.5       23.25        23.5
     24-Mar-97      115300      23.625      23.375        23.5
     25-Mar-97      146000      23.625      23.375      23.375
     26-Mar-97       43900      23.625        23.5        23.5
     27-Mar-97       70100       23.75        23.5      23.625
     31-Mar-97       49200        23.5      23.125        23.5
     01-Apr-97       33600      24.125        23.5      24.125
     02-Apr-97       52000          24      23.625       23.75
     03-Apr-97      144800      23.875       23.75       23.75
     04-Apr-97       42000      23.875      23.625      23.875
     07-Apr-97       40800      23.875      23.625       23.75
     08-Apr-97       10100      23.875       23.75      23.875
     09-Apr-97       75100          24       23.75      23.875
     10-Apr-97       69100      23.875      23.375      23.375
     11-Apr-97        4700      23.375      23.125      23.375
     14-Apr-97       31700       23.25       22.75          23
     15-Apr-97      158700       23.25      22.875          23
     16-Apr-97       49100      23.375       22.75      23.125
     17-Apr-97       41800      23.375      23.125      23.125
     18-Apr-97        9200      23.375      23.125      23.125
     21-Apr-97        9000       23.25          23       23.25
     22-Apr-97       14100        23.5      23.125        23.5
     23-Apr-97       24200       23.75          23      23.125
     24-Apr-97       12100        23.5       23.25        23.5
     25-Apr-97        3500      23.625      23.375      23.375
     28-Apr-97       23500          24      23.375          24
     29-Apr-97       15900        24.5          24        24.5
     30-Apr-97       28300      24.625       24.25      24.625
     01-May-97       31300      24.875      24.625      24.625
     02-May-97       11300          25      24.625          25
     05-May-97       29800      26.125      24.875          26
     06-May-97       49200      27.125          26      26.375
     07-May-97       21500      26.625      25.625       25.75
     08-May-97       39500      26.125        25.5        25.5
     09-May-97       41800      25.875       25.25       25.75
     12-May-97       31200        26.5      25.875        26.5
     13-May-97       13200       26.75      26.125      26.125
     14-May-97       17100        26.5       26.25        26.5
     15-May-97        7900       26.25       25.75      25.875
     16-May-97       54300       26.25      25.875       26.25
     19-May-97       11900        26.5       25.75        26.5
     20-May-97       13800      26.875      26.375       26.75
     21-May-97       11500       27.25      26.875      26.875
     22-May-97        3800      27.625          27      27.625
     23-May-97       35600      28.125      27.625      28.125
     27-May-97      109000      28.375      27.875      28.375
     28-May-97       14400      28.375      27.875      28.125
     29-May-97        6100      28.125      27.875          28
     30-May-97       32800      28.375       27.75      28.375
     02-Jun-97        6300      28.375       28.25      28.375
     03-Jun-97       58600      29.125      28.375          29
     04-Jun-97       25200      28.875      28.625       28.75
     05-Jun-97       38800          29        28.5          29
     06-Jun-97       47400      29.125      28.875      29.125
     09-Jun-97       54800        29.5      29.125      29.375
     10-Jun-97       73600        29.5      28.875        29.5
     11-Jun-97        5300        29.5      29.375      29.375
     12-Jun-97       38100      29.375      29.125      29.375
     13-Jun-97       32000      29.625       29.25        29.5
     16-Jun-97       42100          30        29.5          30
     17-Jun-97       64900        30.5          30      30.375
     18-Jun-97       37500      30.625      30.375        30.5
     19-Jun-97       62200          31        30.5          31
     20-Jun-97       45200      30.625      29.875      29.875
     23-Jun-97       15000          30      29.625          30
     24-Jun-97       11900      29.875      29.375      29.625
     25-Jun-97       46500        29.5      29.125      29.125
     26-Jun-97       34800          29      28.188      28.313
     27-Jun-97       58700      28.438       27.75      28.188
     30-Jun-97       66900      28.125      27.875      28.125
     01-Jul-97       23000      28.125          28      28.125
     02-Jul-97       67600      28.625      27.625        28.5
     03-Jul-97       55400       28.75      28.375       28.75
     07-Jul-97       35800       29.25      28.875       29.25
     08-Jul-97       49600      29.344      29.188       29.25
     09-Jul-97       32100      29.438       29.25      29.375
     10-Jul-97       37600        29.5      29.313      29.313
     11-Jul-97       15800      29.438       29.25      29.375
     14-Jul-97       25200        29.5       29.25      29.438
     15-Jul-97       63900      29.438      29.313      29.438
     16-Jul-97       34200      29.625      29.375      29.563
     17-Jul-97       22600      29.563        29.5      29.563
     18-Jul-97       36900      29.563       29.25      29.563
     21-Jul-97        7900      29.438       29.25      29.313
     22-Jul-97        7800      29.313       29.25      29.313
     23-Jul-97       17000      29.313       29.25      29.313
     24-Jul-97       16200       29.25          29       29.25
     25-Jul-97        3400       29.25      29.125      29.188
     28-Jul-97       29400      29.313      29.063      29.313
     29-Jul-97        2900       29.25      29.063      29.063
     30-Jul-97       23500       29.25          29       29.25
     31-Jul-97       20200       29.25      29.125      29.188
     01-Aug-97       67600      29.375      29.063      29.375
     04-Aug-97       37600      29.375      29.188      29.375
     05-Aug-97       43500      29.625      29.375      29.438
     06-Aug-97        4600      29.438      29.188      29.188
     07-Aug-97       18000       29.25       28.75       29.25
     08-Aug-97       21200       29.25      28.313      28.625
     11-Aug-97       16200      28.625          28      28.625
     12-Aug-97       44100          29      28.688       28.75
     13-Aug-97       17900       28.75        28.5        28.5
     14-Aug-97       12500      28.438       28.25      28.375
     15-Aug-97       28400          28       27.25       27.25
     18-Aug-97       48500          28      27.063          28
     19-Aug-97       34100      28.125       27.75      27.875
     20-Aug-97       14000       28.25      27.875      28.188
     21-Aug-97       11600      28.563       28.25       28.25
     22-Aug-97       35200      28.063       27.75      28.063
     25-Aug-97        6900      28.125      28.063      28.125
     26-Aug-97       18800      28.813      28.188      28.813
     27-Aug-97       28500      28.875      28.625      28.688
     28-Aug-97       29400       28.75      28.313      28.438
     29-Aug-97       40000      28.625        28.5      28.625
     02-Sep-97       39600        28.5       28.25      28.375
     03-Sep-97       15900       28.25      27.813      28.188
     04-Sep-97       21400      28.375      28.125      28.188
     05-Sep-97       59000       28.25          28      28.125
     08-Sep-97        8100      28.375      28.063      28.188
     09-Sep-97       94800        28.5      28.063        28.5
     10-Sep-97        6700        28.5      28.125      28.188
     11-Sep-97      111700        28.5          28        28.5
     12-Sep-97       33100        30.5      28.438      30.375
     15-Sep-97       62300      30.375       30.25      30.313
     16-Sep-97       17700      30.438      30.313      30.375
     17-Sep-97       38800        30.5      30.188       30.25
     18-Sep-97        2500        30.5      30.375      30.375
     19-Sep-97       10500      30.438      30.188      30.188
     22-Sep-97       18400      31.563      30.188      30.375
     23-Sep-97       15900      30.688      30.313      30.375
     24-Sep-97       18400       30.75       30.25      30.563
     25-Sep-97       40400      30.625       30.25      30.563
     26-Sep-97       12400       30.75        30.5       30.75
     29-Sep-97        3800      30.813      30.625      30.813
     30-Sep-97       13600      30.625      30.438        30.5
     01-Oct-97       24300          31        30.5          31
     02-Oct-97       24300      31.563      30.688      30.938
     03-Oct-97       29300          31      30.938          31
     06-Oct-97       12600      30.938       30.75      30.938
     07-Oct-97       22000      30.625      30.313      30.375
     08-Oct-97       58500       30.25      29.625      30.125
     09-Oct-97       15200      30.125          30          30
     10-Oct-97       45800      30.188      29.875      30.063
     13-Oct-97        4500          30      29.938          30
     14-Oct-97       37700          30      29.813      29.875
     15-Oct-97       25500          30      29.813          30
     16-Oct-97       27200      30.438      29.875      30.438
     17-Oct-97       47300      30.438          30      30.063
     20-Oct-97       30500      30.063          30          30
     21-Oct-97       42700      30.188      29.875      30.125
     22-Oct-97       14600      30.063      29.938      30.063
     23-Oct-97       18900          30      29.813          30
     24-Oct-97       20100      30.063      29.938          30
     27-Oct-97       35400          30        29.5        29.5
     28-Oct-97       30800      28.938      28.375      28.813
     29-Oct-97        4200      28.813      28.625       28.75
     30-Oct-97        9800      28.813        28.5      28.813
     31-Oct-97       19200      29.313      29.188       29.25
     03-Nov-97       15500        29.5       28.75      29.125
     04-Nov-97        9300      29.375       28.75      29.375
     05-Nov-97        7600      29.563      29.313      29.563
     06-Nov-97       26100      30.188      29.625      30.125
     07-Nov-97       71500          30      29.188       29.25
     10-Nov-97       24100        29.5      28.938      29.438
     11-Nov-97        1900      29.438      29.313      29.313
     12-Nov-97       53800      30.188      29.063       29.75
     13-Nov-97       29400          29      28.563          29
     14-Nov-97        3900      29.625      29.063      29.563
     17-Nov-97       12000          30      29.688          30
     18-Nov-97        8900      30.125      29.938      30.125
     19-Nov-97        1300      30.125      30.125      30.125
     20-Nov-97       42900      30.125          30      30.125
     21-Nov-97      110900      30.188      29.938          30
     24-Nov-97        9800      29.875      29.563      29.625
     25-Nov-97        9100      30.188      29.375      30.188
     26-Nov-97       53200      30.688      30.125      30.688
     28-Nov-97       35900          31      30.688          31
     01-Dec-97       59600      31.563      31.125        31.5
     02-Dec-97        2300       31.75      31.563      31.563
     03-Dec-97       45600      31.813      31.625      31.625
     04-Dec-97        1200        31.5      31.375      31.375
     05-Dec-97       48300      31.375          31      31.125



                                                                           Divestiture Days Required Based on 25% of
                                     %           %          Current              Average Daily Trading Volume
Institutional Investors           Float     Outstanding     Holdings     30-Day      60-Day      90-Day      180-Day
-----------------------------     --------  -----------     --------    ---------   ---------   ---------   ---------
T. Rowe Price                       19.1%        9.5%       3,975,000   530.6       579.8       557.9       524.3
Fidelity                            18.8         9.6        3,921,400   523.4       572.0       550.3       517.3
Cramer Rosenthal McGly               5.4         2.7        1,128,378   150.6       164 6       158.4       148.8
David L. Babson & Co.                4.8         2.4          989,040   132.0       144.3       138.8       130.5
First Chicago NBD                    4.0         2.0          824,966   110.1       120.3       115.8       108.8
Skyline Asset Management             2.5         1.3          530,500    70.8        77.4        74.5        70.0
Ohio State Teachers Retirement       2.4         1.2          500,000    66.7        72.9        70.2        66.0
Fund
Invista Capital Management           2.0         1.0          421,500    56.3        61.5        59.2        55.6
Zurich Kemper Investments, Inc.      1.9         1.0          400,000    53.4        58.3        56.1        52.8
First Pacific Advisors               1.9         0.9          391,769    52.3        57.1        55.0        51.7
                                    -----       -----      ----------
                                    62.9%       31.7%      13,082,553

--------------------
Note: Share price data through December 5, 1997.
(a)   Float represents shares outstanding, less Mustang, Mustang Corp., management and director holdings.
(b)   Adjusted Float represents Float less five largest institutional investors.
(c)   Average Daily Turnover = Avg. Daily Trading Volume/Float.
(d)   Adjusted Daily Turnover = Avg. Daily Trading Volume/Adjusted Float.

                         III.  VALUATION ANALYSIS

                             [ Graphic Omitted
          Chart titled "Selected Public Company Analysis Summary
                        Implied Tiger Share Price (a)"
             was constructed using data from the table below ]




--------------------
(a) LTM results through September 30, 1997. Composite group includes Aeroquip-Vickers, Inc., Barnes Group Incorporated, Blount International, Inc., Cincinnati Milacron Inc., Cooper Industries, Danaher Corporation, Dover Corporation, Federal Signal Corporation, GenCorp Inc., Illinois Tool Works, Kaydon Corporation, Mark IV Industries, Pentair Inc., Regal-Beloit Corporation and Teleflex Inc.



                                     Selected Public Company Analysis Summary
                           Tiger
                Tiger   Transaction         Publicly Traded Company Multiples       Implied Equity Valuation (Per Share)(b)
               Results  Multiples at      -------------------------------------    ----------------------------------------
                (mm)    Offer Price        Mean         Median        Range          Mean        Median         Range
               -------  ------------      --------     --------  --------------    --------     --------   ----------------
LTM Revenues    $658.4     2.1x            1.5x         1.4x      0.8x  -   3.4x   $24.91        $23.33    $13.89  -  $54.81

LTM EBITDA       138.4    10.0             9.0          8.5       6.2   -  13.6     31.08         29.43     21.82  -   46.30

LTM EBIT         113.3    12.2            11.8         11.3       8.5   -  16.7     33.25         31.90     24.32  -   46.52

LTM Net Income    70.1    20.5            17.2         15.7      12.2   -  24.9     28.83         26.32     20.45  -   41.74

1997E EPS         1.76    19.6            17.3         16.3      12.7   -  23.9     30.45         28.69     22.35  -   42.06

1998E EPS         1.92    18.0            15.2         14.4      11.5   -  21.6     29.18         27.65     22.08  -   41.47

Book Value       541.4     2.7             3.4          3.3       2.0   -   5.2     44.00         42.71     25.89  -   67.30

---------------------
(a)   LTM results through September 30, 1997.
(b)   Includes net cash of $54.3 million; 41.8 million fully diluted shares.  See Appendix for Public Company
      Transaction Analysis.


                             [ Graphic Omitted
          Chart titled "Selected Precedent Transactions Summary
                        Implied Tiger Share Price"
     was constructed using data from the table on the following page ]



--------------------
(a) LTM results through September 30, 1997. See Appendix for Analysis of Selected Precedent Transactions.




                                          Selected Precedent Transactions

                           Tiger
                Tiger   Transaction         Precedent Transation Multiples          Implied Equity Valuation (Per Share)(b)
               Results  Multiples at      -------------------------------------    -----------------------------------------
                (mm)    Offer Price        Mean         Median         Range         Mean        Median          Range
               -------  ------------      --------     --------  ----------------  --------     --------  ------------------
LTM Revenues    $658.4     2.1x            1.3x         1.1x      0.7x  -   3.3x   $21.76        $18.61    $12.32  -  $53.24

LTM EBITDA       138.4    10.0             9.3          8.7       7.1   -   14.8    32.07         30.09     24.79  -   50.28

LTM EBIT         113.3    12.2            12.6         12.4       9.1   -   16.3    35.42         34.88     25.94  -   45.44

LTM Net Income    70.1    20.5            19.0         17.5      12.7   -   26.8    31.85         29.33     21.29  -   44.92

Book Value       541.4     2.7             3.0          2.4       1.6   -    5.7    38.83         31.06     20.71  -   73.77
---------------------
(a)   LTM results through September 30, 1997.
(b)   Includes net cash of $54.3 million; 41.8 million fully diluted shares.  See Appendix for Selected Precedent Transaction
      Analysis.



                             Summary Discounted Cash Flow Analysis

                                     Per Share Value Range
                     -------------------------------------------------------
                     Terminal Value Method         Perpetuity Growth Method
                     ---------------------         ------------------------
Results:

   Case One            $32.96  -  $42.11             $25.80  -  $41.68

   Case Two             29.51  -   37.57              22.80  -   36.43


                                         1994 Actual - 1997 Est.      Case One 1997 - 2002      Case Two 1997 - 2002
                                        -------------------------    ----------------------    ----------------------
Assumptions:

   Revenue Growth                               7.5%                          7.5%                      7.5%

   Operating Income (EBIT) Growth               8.2%                         10.8%                      7.5%

   EBIT Margin %                               17.4%                         20.2% (2002)              17.4% (2002)


Case One:   Tiger management five-year projections.

Case Two:   Tiger management five-year projections, adjusted for constant EBIT margin assumption per discussions with the Oversight Committee.




                         DISCOUNTED CASH FLOW ANALYSIS                                    BT WOLFENSOHN
                                Project Motown
                    (In Thousands Except Per Share Amounts)

CASE 1


                                                               1998          1999          2000          2001            2002
                                                               ----          ----          ----          ----            ----
Cash Provided by Operations

  Earnings Before Interest and Taxes (EBIT)                 $124,899.0    $139,668.0    $158,477.0    $175,569.0      $193,132.0
    Taxes @ 38.0%                                            (48,449.6)    (54,061.8)    (61,209.3)    (67,704.2)      (74,378.2)

  Unlevered Net Income                                       $76,449.4     $85,606.2     $97,267.7    $107,864.8      $118,753.8

  +Depreciation and Amortization                             $27,765.0     $33,341.0     $34,629.0     $31,057.0       $30,603.0
  +Change in Deferred Taxes                                    2,000.0       2,000.0       2,000.0       2,000.0         2,000.0
  +After-tax Proceeds from Asset Sales                             0.0           0.0           0.0           0.0             0.0
  -Net Additions to Property, Plant and Equipment            (37,222.0)    (37,795.0)    (35,095.0)    (29,997.0)      (30,121.0)
  -Net Change in Non-cash Working Capital                     (4,242.9)     (1,873.3)     (8,305.9)     (6,120.9)       (5,183.4)

  Total Cash Flow Provided By Operations                     $64,749.5     $81,278.8     $90,495.9    $104,803.8      $116,052.4

  Unlevered Operating Free Cash Flow After-tax               $64,749.5     $81,278.8     $90,495.9    $104,803.8      $116,052.4
  Earnings Before Interest, Taxes, Depreciation
    & Amortization (EBITDA)                                  152,664.0     173,009.0     193,106.0     206,626.0       223,735.0

                   Terminal Value at 8.0x EBITDA                 ---           ---           ---           ---      $1,789,880.0
                   Terminal Value at 9.0x EBITDA                 ---           ---           ---           ---       2,013,615.0
                   Terminal Value at 10.0x EBITDA                ---           ---           ---           ---       2,237,350.0

      Five Year    Net Free Cash Flows at 8.0x EBITDA        $64,749.5     $81,278.8     $90,495.9    $104,803.8    $1,905,932.4
                   Net Free Cash Flows at 9.0x EBITDA         64,749.5      81,278.8      90,495.9     104,803.8     2,129,667.4
                   Net Free Cash Flows at 10.0x EBITDA        64,749.5      81,278.8      90,495.9     104,803.8     2,353,402.4

Perpetuity Method Terminal Value
------------------------------------
              10.5%          11.5%          12.5%
3.0%   $1,593,786.4   $1,406,282.1   $1,258,252.4
4.0%    1,856,838.6    1,609,260.1    1,419,935.4
5.0%    2,215,546.0    1,874,692.8    1,624,733.7


FIVE YEAR NET PRESENT VALUE ANALYSIS
TERMINAL EXIT VALUE METHOD        ENTERPRISE         EQUITY          PER
                                       VALUE      VALUE (a)        SHARE
                 NPV @ 10.5%    $1,419,431.3   $1,489,755.1       $35.61
   8.0x EBITDA   NPV @ 11.5%    $1,362,483.9   $1,432,807.7       $34.25
                 NPV @ 12.5%    $1,308,419.2   $1,378,743.0       $32.96

                 NPV @ 10.5%    $1,555,238.5   $1,625,562.3       $38.86
   9.0x EBITDA   NPV @ 11.5%    $1,492,309.2   $1,562,633.0       $37.36
                 NPV @ 12.5%    $1,432,576.2   $1,502,900.0       $35.93

                 NPV @ 10.5%    $1,691,045.6   $1,761,369.4       $42.11
  10.0x EBITDA   NPV @ 11.5%    $1,622,134.6   $1,692,458.4       $40.46
                 NPV @ 12.5%    $1,556,733.2   $1,627,057.0       $38.90

FIVE YEAR NET PRESENT VALUE ANALYSIS
                                        ENTERPRISE         EQUITY          PER
PERPETUITY VALUE METHOD                      VALUE      VALUE (a)        SHARE
                        NPV @ 10.5%   $1,300,402.6   $1,366,157.6       $32.66
   3.0% Growth Rate     NPV @ 11.5%   $1,139,895.8   $1,205,650.8       $28.82
                        NPV @ 12.5%   $1,013,403.6   $1,079,158.6       $25.80

                        NPV @ 10.5%   $1,460,075.2   $1,525,830.2       $36.48
   4.0% Growth Rate     NPV @ 11.5%   $1,257,676.6   $1,323,431.6       $31.64
                        NPV @ 12.5%   $1,103,126.2   $1,168,881.2       $27.94

                        NPV @ 10.5%   $1,677,810.6   $1,743,565.6       $41.68
   5.0% Growth Rate     NPV @ 11.5%   $1,411,697.7   $1,477,452.7       $35.32
                        NPV @ 12.5%   $1,216,774.7   $1,282,529.7       $30.66


                        DISCOUNTED CASH FLOW ANALYSIS                                    BT WOLFENSOHN
                                Project Motown
                    (In Thousands Except Per Share Amounts)

CASE 2

                                                               1998          1999          2000          2001           2002
                                                               ----          ----          ----          ----           ----
Cash Provided by Operations

  Earnings Before Interest and Taxes (EBIT)                 $124,899.0    $133,808.7    $145,068.9    $155,514.7      $166,390.5
  Taxes @ 38.0%                                              (48,449.6)    (51,835.3)    (56,114.2)    (60,083.6)      (64,216.4)

  Unlevered Net Income                                       $76,449.4     $81,973.4     $88,954.7     $95,431.1      $102,174.1

  +Depreciation and Amortization                             $27,765.0     $33,341.0     $34,629.0     $31,057.0       $30,603.0
  +Change in Deferred Taxes                                    2,000.0       2,000.0       2,000.0       2,000.0         2,000.0
  +After-tax Proceeds from Asset Sales                             0.0           0.0           0.0           0.0             0.0
  -Net Additions to Property, Plant
    and Equipment                                            (37,222.0)    (37,795.0)    (35,095.0)    (29,997.0)      (30,121.0)
  -Net Change in Non-cash Working Capital                     (4,242.9)     (1,873.3)     (8,305.9)     (6,120.9)       (5,183.4)

  Total Cash Flow Provided By Operations                     $64,749.5     $77,646.0     $82,182.8     $92,370.2       $99,472.7

Unlevered Operating Free Cash Flow After-tax                 $64,749.5     $77,646.0     $82,182.8     $92,370.2       $99,472.7
Earnings Before Interest, Taxes, Depreciation
  & Amortization (EBITDA)                                    152,664.0     167,149.7     179,697.9     186,571.7       196,993.5

                   Terminal Value at 8.0x EBITDA               ---           ---           ---           ---        $1,575,948.1
                   Terminal Value at 9.0x EBITDA               ---           ---           ---           ---         1,772,941.6
                   Terminal Value at 10.0x EBITDA              ---           ---           ---           ---         1,969,935.1

      Five Year    Net Free Cash Flows at 8.0x EBITDA        $64,749.5     $77,646.0     $82,182.8     $92,370.2    $1,675,420.7
                   Net Free Cash Flows at 9.0x EBITDA         64,749.5      77,646.0      82,182.8      92,370.2     1,872,414.3
                   Net Free Cash Flows at 10.0x EBITDA        64,749.5      77,646.0      82,182.8      92,370.2     2,069,407.8

Perpetuity Method Terminal Value
--------------------------------
              10.5%          11.5%          12.5%
3.0%   $1,366,091.5   $1,205,374.9   $1,078,493.3
4.0%    1,591,563.0    1,379,354.6    1,217,077.6
5.0%    1,899,024.0    1,606,866.5    1,392,617.6



FIVE YEAR NET PRESENT VALUE ANALYSIS
TERMINAL EXIT VALUE METHOD        ENTERPRISE         EQUITY          PER
                                       VALUE      VALUE (a)        SHARE
                 NPV @ 10.5%    $1,262,034.6   $1,332,358.4       $31.85
   8.0 x EBITDA  NPV @ 11.5%    $1,211,762.6   $1,282,086.4       $30.65
                 NPV @ 12.5%    $1,164,030.4   $1,234,354.2       $29.51

                 NPV @ 10.5%    $1,381,609.6   $1,451,933.4       $34.71
   9.0 x EBITDA  NPV @ 11.5%    $1,326,070.9   $1,396,394.7       $33.38
                 NPV @ 12.5%    $1,273,347.8   $1,343,671.6       $32.12

                 NPV @ 10.5%    $1,501,184.6   $1,571,508.4       $37.57
  10.0 x EBITDA  NPV @ 11.5%    $1,440,379.1   $1,510,702.9       $36.11
                 NPV @ 12.5%    $1,382,665.2   $1,452,989.0       $34.73

FIVE YEAR NET PRESENT VALUE ANALYSIS
                                     ENTERPRISE         EQUITY          PER
PERPETUITY VALUE METHOD                   VALUE      VALUE (a)        SHARE
                     NPV @ 10.5%   $1,134,651.7   $1,200,406.7       $28.70
3.0% Growth Rate     NPV @ 11.5%     $996,732.3   $1,062,487.3       $25.40
                     NPV @ 12.5%     $887,978.4     $953,733.4       $22.80

                     NPV @ 10.5%   $1,271,512.8   $1,337,267.8       $31.97
4.0% Growth Rate     NPV @ 11.5%   $1,097,686.5   $1,163,441.5       $27.81
                     NPV @ 12.5%     $964,882.8   $1,030,637.8       $24.64

                     NPV @ 10.5%   $1,458,141.6   $1,523,896.6       $36.43
5.0% Growth Rate     NPV @ 11.5%   $1,229,703.4   $1,295,458.4       $30.97
                     NPV @ 12.5%   $1,062,295.0   $1,128,050.0       $26.97





                               Project Motown                                              BT WOLFENSOHN
                                 Assumptions                               Discounted Cash Flow Analysis
CASE 1           (In Thousands Except Per Share Amounts)



                                              HISTORICAL FISCAL YEAR ENDED December 31,
                                   -------------------------------------------------------------
                                      1994            1995            1996               1997
                                   ----------      ----------      ----------         ----------
Sales                              $535,480.0      $553,491.0      $600,230.0         $664,983.0
  % Growth                              20.8%            3.4%            8.4%              10.8%
Gross Profit                        173,960.0       182,021.0       196,850.0          216,932.0
  Margin %                              32.5%           32.9%           32.8%              32.6%
EBITDA                              111,980.0       120,161.0       127,220.0          141,704.0
  Margin %                              20.9%           21.7%           21.2%              21.3%
EBIT                                 91,400.0        98,681.0       104,290.0          115,729.0
  Margin %                              17.1%           17.8%           17.4%              17.4%
EBITA(1)                             93,470.0       100,661.0       106,430.0          118,279.0
  Margin %                              17.5%           18.2%           17.7%              17.8%
Cash Taxes(2)     38.00%            (35,518.6)      (38,251.2)      (40,443.4)         (44,946.0)
Unlevered Net Income                 55,881.4        60,429.8        63,846.6           70,783.0
Depreciation & Amortization(3)       20,580.0        21,480.0        22,930.0           25,975.0
   % of Sales                            3.8%            3.9%            3.8%               3.9%
Amortization                          5,350.0         5,040.0         5,280.0            6,200.0
   % of Sales                            1.0%            0.9%            0.9%               0.9%
   Non-Deductible                     2,070.0         1,980.0         2,140.0            2,550.0
Capital Expenditures                 24,310.0        23,470.0        54,160.0           45,156.0
   % of Sales                            4.5%            4.2%            9.0%               6.8%
Working Capital                     100,180.0       105,070.0        97,550.0          115,976.0
   % of Sales                           18.7%           19.0%           16.3%              17.4%
   Growth %                                              4.9%            7.2%              18.9%

Fully Diluted Shares: (000s)(4)      41,831.2

Net Debt @ 12/31/97                ($65,755.0)
Cash Proceeds from Options           $4,568.8

                                                   PROJECTED FISCAL YEAR ENDED December 31,
                                   ---------------------------------------------------------------------
                                      1998            1999          2000           2001          2002
                                   ----------      ----------     ----------    ----------    ----------
Sales                              $716,480.0      $767,590.0     $832,184.0    $892,106.0    $954,495.0
  % Growth                               7.7%            7.1%           8.4%          7.2%          7.0%
Gross Profit                        236,079.0       256,421.0      280,999.0     304,028.0     328,293.0
  Margin %                              32.9%           33.4%          33.8%         34.1%         34.4%
EBITDA                              152,664.0       173,009.0      193,106.0     206,626.0     223,735.5
  Margin %                              21.3%           22.5%          23.2%         27.7%         23.4%
EBIT                                124,899.0       139,668.0      158,447.0     175,569.0     193,132.0
  Margin %                              17.4%           18.2%          19.0%         19.7%         20.2%
EBITA(1)                            127,499.0       142,268.0      161,077.0     178,169.0     195,732.0
  Margin %                              17.8%         18.5%         19.4%         20.0%         20.5%
Cash Taxes(2)     38.00%            (48,449.6)      (54,061.8)     (61,209.3)    (67,704.2)    (74,328.2)
Unlevered Net Income                 76,449.4        85,606.2       97,267.7     107,864.8     118,753.8
Depreciation & Amortization(3)       27,765.0        33,341.0       34,629.0      31,057.0      30,603.0
   % of Sales                            3.9%            4.3%           4.2%          3.5%          3.2%
Amortization                          6,250.0         6,150.0        6,150.0       6,150.0       6,150.0
   % of Sales                            0.9%            0.8%           0.7%          0.7%          0.6%
   Non-Deductible                     2,600.0         2,600.0        2,600.0       2,600.0       2,600.0
Capital Expenditures                 37,222.0        37,950.0       35,095.0      29,997.0      30,121.0
   % of Sales                            5.2%            4.9%           4.2%          3.4%          3.2%
Working Capital                     120,218.9       122,092.2      130,398.1     136,519.0     141,702.5
   % of Sales                           16.8%           15.9%          15.7%         15.3%         14.8%
   Growth %                              3.7%            1.6%           6.8%          4.7%          3.8%

------------
(1) EBITA equals earnings before interest and non-deduction amortization.

(2) Cash tax is based on the effective tax rate of 38%.

(3) Depreciation and Amortization includes both deductible and non-deductible amortization.

(4) Includes 506,047 shares held under option. Cash proceeds from options equals $4,568,805.



                               Project Motown                                                   BT WOLFENSOHN
                                Assumptions                                      Discounted Cash Flow Analysis
CASE 2            (In Thousands Except Per Share Amounts)


                                               HISTORICAL FISCAL YEAR ENDED December 31,
                                   -------------------------------------------------------------
                                       1994            1995            1996               1997
                                   ----------      ----------      ----------         ----------
Sales                              $535,480.0      $553,491.0      $600,230.0         $664,983.0
  % Growth                              20.8%            3.4%            8.4%              10.8%
Gross Profit                        173,960.0       182,021.0       196,850.0          216,932.0
  Margin %                              32.5%           32.9%           32.8%              32.6%
EBITDA                              111,980.0       120,161.0       127,220.0          141,704.0
  Margin %                              20.9%           21.7%           21.2%              21.3%
EBIT                                 91,400.0        98,681.0       104,290.0          115,729.0
  Margin %                              17.1%           17.8%           17.4%              17.4%
EBITA(1)                             93,470.0       100,661.0       106,430.0          118,279.0
  Margin %                              17.5%           18.2%           17.7%              17.8%
Cash Taxes(2)   38.00%              (35,518.6)      (38,251.2)      (40,443.4)         (44,946.0)
Unlevered Net Income                 55,881.4        60,429.8        63.846.6           70,783.0
Depreciation & Amortization(3)       20,580.0        21,480.0        22,930.0           25,975.0
  % of Sales                             3.8%            3.9%            3.8%               3.9%
Amortization                          5,350.0         5,040.0         5,280.0            6,200.0
  % of Sales                             1.0%            0.9%            0.9%               0.9%
  Non-Deductible                      2,070.0         1,980.0         2,140.0            2,550.0
Capital Expenditures                 24,310.0        23,470.0        54,160.0           45,156.0
  % of Sales                             4.5%            4.2%            9.0%               6.8%
Working Capital                     100,180.0       105,070.0        97,550.0          115,976.0
   % of Sales                           18.7%           19.0%           16.3%              17.4%
   Growth %                                              4.9%            7.2%              18.9%

Fully Diluted Shares: (000s)(4)      41,831.2

Net Debt @ 12/31/97                ($65,755.0)
Cash Proceeds from Options           $4,568.8

                                                PROJECTED FISCAL YEAR ENDED December 31,
                                   ------------------------------------------------------------------
                                      1998          1999          2000          2001          2002
                                   ----------    ----------    ----------    ----------    ----------
Sales                              $716,480.0    $767,590.0    $832,184.0    $892,106.0    $954,495.0
  % Growth                               7.7%          7.1%          8.4%          7.2%          7.0%
Gross Profit                        236,079.0     256,421.0     280,999.0     304,028.0     328,293.0
  Margin %                              32.9%         33.4%         33.8%         34.1%         34.4%
EBITDA                              152,664.0     173,009.0     193,106.0     206,626.0     223,735.5
  Margin %                              21.3%         22.5%         23.2%         27.7%         23.4%
EBIT                                124,899.0     139,668.0     158,477.0     175,569.0     193,132.0
  Margin %                              17.4%         18.2%         19.0%         19.7%         20.2%
EBITA(1)                            127,499.0     136,408.7     147,668.9     158,114.7     168,990.5
  Margin %                              17.8%         17.8%         17.7%         17.7%         17.7%
Cash Taxes(2)   38.00%              (48,449.6)    (51,835.3)    (56,114.2)    (60,083.6)    (64,216.4)
Unlevered Net Income                 76,449.4      81,973.4      88,954.7      95,431.1     102,174.1
Depreciation & Amortization(3)       27,765.0      33,341.0      34,629.0      31,057.0      30,603.0
  % of Sales                             3.9%          4.3%          4.2%          3.5%          3.2%
Amortization                          6,250.0       6,150.0       6,150.0       6,150.0       6,150.0
  % of Sales                             0.9%          0.8%          0.7%          0.7%          0.6%
  Non-Deductible                      2,600.0       2,600.0       2,600.0       2,600.0       2,600.0
Capital Expenditures                 37,222.0      37,950.0      35,095.0      29,997.0      30,121.0
  % of Sales                             5.2%          4.9%          4.2%          3.4%          3.2%
Working Capital                     120,218.9     122,092.2     130,398.1     136,519.0     141,702.5
  % of Sales                            16.8%         15.9%         15.7%         15.3%         14.8%
  Growth %                               3.7%          1.6%          6.8%          4.7%          3.8%

------------
(1) EBITA equals earnings before interest and non-deduction amortization.

(2) Cash tax is based on the effective tax rate of 38%.

(3) Depreciation and Amortization includes both deductible and non-deductible amortization.

(4) Includes 506,047 shares held under option. Cash proceeds from options equals $4,568,805.

                    IV.  PRO FORMA COMBINATION ANALYSIS

                                                      Pro Forma Combination Analysis

                                              Pro Forma Mustang Balance Sheet as of 12/31/97
                                                            ($ in millions)

                                                                                 Transaction       Mustang
                                                      Tiger(a)    Mustang(a)     Adjustments      Pro Forma
                                                    ----------    ----------     ----------       ----------
Assets
  Cash                                                $61.4          $25.0        ($15.6)(b)          $70.8
  Other Current Assets                                182.0          245.2                            427.2
                                                     ------       --------       -----------       --------
     Total Current Assets                             243.4          270.2                            498.0

  Fixed Assets                                        202.7          411.5                            614.2
  Investments                                           5.2          296.3        (139.2)(c)          162.3
  Intangible Assets                                   176.1          117.6         470.1 (d)          763.8
  Other Assets                                         35.7           20.0           6.6 (e)           62.3
                                                     ------       --------       -----------       --------
     Total Assets                                    $663.1       $1,115.6         321.9           $2,100.6
                                                     ======       ========       ===========       ========
Liabilities and Stockholders' Equity
  Accounts Payable                                    $29.2          $52.7                            $81.9
  Other Current Liabilities                            35.8           84.7                            120.5
                                                     ------       --------       -----------       --------
     Total Current Liabilities                         65.0          137.4                            202.4

  Existing Debt                                         --           520.2        (210.2)(f)          310.0
  Acquisition Debt                                      --             --        1,095.2 (g)        1,095.2
  Other Liabilities                                    44.5          183.2         (39.0)(h)          188.7
                                                     ------       --------       -----------       --------
     Total Liabilities                                109.5          841.0         846.3            1,796.8

  Common Equity                                       553.6          274.6        (524.4)(i)          304.8
                                                     ------       --------       -----------       --------
     Total Liabilities and Stockholders' Equity      $663.1       $1,115.6         321.9           $2,100.6
                                                     ======       ========       ===========       ========

--------------------
(a)  From company projections received from Tiger and Mustang, respectively.  For Tiger, cash is shown net of debt balances.
(b)  Assumed use of excess cash to finance transaction.
(c)  Reversal of carrying value of Tiger investment held by Mustang.
(d)  Net additional transaction goodwill calculated as adjusted purchase price less deferred tax of $39.0 million and adjusted book value not already held by Mustang.
(e)  Deferred of financing fees.
(f)  Assumes Mustang refinances existing bank debt with acquisition debt.  Mustang to keep $310 million convertible subordinated notes outstanding.
(g)  Acquisition debt, including refinancing of existing bank debt.
(h)  Reversal of deferred tax liability.
(i)  Elimination of Tiger equity; net of shares issued in rollover of Tiger stock award plan.



                                            Pro Forma Combination Analysis

                               Pro Forma Mustang Income Statements and Cash Flow Summary
                                                    ($ in millions)

                                                   For years ended December 31,(a)
                                  ----------------------------------------------------------------
                                     1998         1999          2000          2001          2002
                                  --------      --------      --------      --------      --------
Revenue                           $1,691.5      $1,842.6      $2,007.2      $2,125.9      $2,249.9

EBITDA                               322.2         360.2         396.8         420.3         447.9

EBIT                                 234.2         264.9         298.6         324.2         350.8

Net Income                           $96.7        $119.5        $146.4        $167.3        $190.1
                                  ========      ========      ========      ========      ========

Capital Expenditures                  97.2          82.8          83.0          73.2          75.5

Depreciation and Amortization         88.0          95.3          98.2          96.1          97.1

Revenue Growth                         7.3%          7.3%          7.3%          7.3%          7.3%

EBITDA Margin                         19.0%         19.5%         19.8%         19.8%         19.9%

EBIT Margin                           13.8%         14.4%         14.9%         15.3%         15.6%

Net Income Margin                      5.7%          6.5%          7.3%          7.9%          8.5%

--------------------
Source:  Management projections for Tiger, Mustang, respectively.

                                               Pro Forma Combination Analysis

                                                  Pro Forma Balance Sheets
                                                       ($ in millions)

                                                                       Projected as of December 31,
                                                 ---------------------------------------------------------------------
                                                    1998           1999           2000           2001           2002
                                                 ----------     ----------     ----------     ----------    ----------
Assets
   Cash                                             $25.0          $25.0          $25.0          $25.0         $25.0
   Other Current Assets                             447.7          470.4          513.8          539.9         568.8
                                                 --------       --------       --------       --------      --------
     Total Current Assets                           472.7          495.4          538.8          564.9         593.8

   Fixed Assets                                     652.9          669.7          683.9          690.3         697.9
   Investments                                      173.9          187.4          197.6          214.3         219.4
   Intangible Assets                                770.2          746.5          724.4          702.4         680.3
   Other Assets                                      62.6           54.9           56.9           58.8          60.7
                                                 --------       --------       --------       --------      --------
     Total Assets                                $2,132.2       $2,154.0       $2,201.8       $2,230.7      $2,252.1
                                                 ========       ========       ========       ========      ========

Liabilities and Stockholders' Equity
   Accounts Payable                                 $87.1          $92.5         $102.1         $103.0        $115.6
   Other Current Liabilities                        127.6          135.6          148.0          156.0         163.9
                                                 --------       --------       --------       --------      --------
     Total Current Liabilities                      214.6          228.2          250.1          259.0         279.5

   Acquisition Debt                               1,000.4          888.5          767.1          619.1         430.8
   Convertible Subordinated Debt                    310.0          310.0          310.0          310.0         310.0
   Other Liabilities                                196.8          218.3          241.0          264.5         287.6
                                                 --------       --------       --------       --------      --------
     Total Liabilities                            1,721.9        1,644.9        1,568.2        1,452.6       1,307.9

   Common Equity                                    410.3          509.1          633.6          778.0         944.2
                                                 --------       --------       --------       --------      --------
   Total Liabilities and Stockholders' Equity    $2,132.2       $2,154.0       $2,201.8       $2,230.7      $2,252.1
                                                 ========       ========       ========       ========      ========

---------------------
Source:   Management projections for Tiger, Mustang, respectively.


                                                   Pro Forma Transaction Analysis

                                           Pro Forma Capitalization and Coverage Analysis
                                                           ($ in millions)


                                                                               Projected(a)
                                            ----------------------------------------------------------------------------------
                                             At Close        1998         1999          2000         2001        2002
                                            ----------    ----------    ----------   ----------   ----------  ----------
Total Senior/Bank Debt                      $1,095.2       $1,000.1       $888.2       $766.8       $618.8      $430.5
Total Debt (incl. Convertible debt)          1,405.2        1,310.1      1,198.2      1,076.8        928.8       740.5

Total Senior Bank Debt/EBITDA                    3.9x           3.1x         2.5x         1.9x         1.5x        1.0x
Total Debt (incl. Convertible debt)/EBITDA       5.0x           4.1x         3.3x         2.7x         2.2x        1.7x

Total Interest Expense                                        $90.8        $84.0        $75.4        $66.9       $56.6

EBITDA/Interest Expense                                         3.5x         4.3x         5.3x         6.3x        7.9x
EBITDA - CapEx/Interest Expense                                 2.5x         3.3x         4.2x         5.2x        6.6x

Debt/Equity/Ratio (Pre-Convert)                  4.6x           3.4x         2.5x         1.8x         1.2x        0.8x
                  (Post-Convert)                 1.8x           1.4x         1.1x         0.8x         0.6x        0.4x

Debt/Total Cap. (Pre-Convert)                   82.2%          77.4%        71.3%        64.0%        55.3%       44.6%
                (Post-Convert)                  64.1           59.1         52.9         45.5         36.8        25.9

--------------------
(a) Based on management projections provided by Tiger and Mustang, respectively.  Closing assumed as of 12/31/97; multiples based on LTM (9/30/97) results.  Assumes $4 million in annual pre-tax cost savings, interest rate on acquisition debt of 7.0%
    and a marginal tax rate of 37%.

                                 APPENDIX

                                              Analysis of Selected Public Companies
                                             ($ in millions, except per share data)


                                         Current                                   Current
                                          Share                52 Week            Price as a                         Total
                                          Price         ----------------------     % of 52-         Market           Firm
       Company Name                      12/5/97          High         Low         Week High         Value           Value
----------------------------         -------------     ----------   ----------    ----------      ----------      --------- (cont'd
                                                                                                                             below)
TIGER                                   $31.125          22.000       31.625        98.4%           $1,286.3       $1,231.9

Aeroquip-Vickers, Inc.                  $51.688          33.000       57.500        89.9%           $1,455.4       $1,763.7

Barnes Group Incorporated               $26.500          19.000       30.000        88.3%             $537.6         $573.4

Blount International, Inc.              $50.957          36.000       53.688        94.9%             $953.9       $1,004.6

Cincinnati Milacron Inc.                $27.938          18.000       29.688        94.1%           $1,115.3       $1,473.7

Cooper Industries                       $51.625          38.500       57.438        89.9%           $6,246.8       $7,525.7

Danaher Corp.                           $60.563          39.625       60.813        99.6%           $3,540.0       $3,736.8

Dover                                   $69.313          48.250       72.625        95.4%           $7,707.1       $8,308.9

Federal Signal Corporation              $20.188          20.188       27.375        73.7%             $920.5       $1,185.2

GenCorp Inc.                            $24.500          17.500       31.000        79.0%           $1,007.0       $1,157.6

Illinois Tool Works                     $56.063          38.375       56.313        99.6%          $13,985.0      $14,827.0

Kaydon Corporation                      $33.813          20.938       34.125        99.1%           $1,149.3       $1,072.9

Mark IV Industries                      $23.000          19.875       28.000        82.1%           $1,465.3       $2,197.6

Pentair Inc.                            $37.625          27.125       39.625        95.0%           $1,432.8       $1,970.5

Regal-Beloit Corporation                $28.000          18.250       32.625        85.8%             $583.0         $787.0

Teleflex                                $39.250          23.375       39.375        99.7%           $1,452.7       $1,685.2

(table continued)
                                             Firm Value                            Market Value
                                         as a Multiple of:                       as a Multiple of:
                             ----------------------------------------    -------------------------------------------------------
                               LTM              LTM             LTM      LTM Net      1997E      1998E       Book      Dividend
                             Revenues          EBITDA           EBIT     Income        EPS        EPS        Value       Yield
                             --------         --------        -------    -------     -------    -------     -------    ---------
TIGER                          $658.4           $138.4        $113.3      $70.1      $1.76      $1.92         $541.4   0.90
                                  1.9x             8.9x         10.9x      18.3x      17.7x      16.2x           2.4x

Aeroquip-Vickers, Inc.       $2,099.4           $273.2        $206.4     $112.4      $4.06      $4.38         $491.3   1.55
                                  0.8x             6.5x          8.5x      12.9x      12.7x      11.8x           3.0x

Barnes Group Incorporated      $627.8            $92.5         $65.4      $39.5      $1.95      $2.00         $179.8   2.53
                                  0.9x             6.2x          8.8x      13.6x      13.6x      13.3x           3.0x

Blount International, Inc.     $686.7           $117.9         $94.2      $56.8      $3.03      $3.55         $300.0   0.56
                                  1.5x             8.5x         10.7x      16.8x      16.8x      14.4x           3.2x

Cincinnati Milacron Inc.     $1,854.1           $176.6        $124.5      $73.7      $2.00      $2.25         $452.3   1.72
                                  0.8x             8.3x         11.8x      15.1x      14.0x      12.4x           2.5x

Cooper Industries            $5,333.2           $885.8        $663.7     $433.3      $3.16      $3.55       $2,523.7   2.56
                                  1.4x             8.5x         11.3x      14.4x      16.3x      14.5x           2.5x

Danaher Corp.                $1,982.5           $329.3        $255.2     $146.5      $2.55      $2.90         $870.4   0.17
                                  1.9x            11.3x         14.6x      24.2x      23.8x      20.9x           4.1x

Dover                        $4,370.5           $709.9        $569.0     $379.1      $3.40      $3.80       $1,625.6   1.10
                                  1.9x            11.7x         14.6x      20.3x      20.4x      18.2x           4.7x

Federal Signal Corporation     $912.9           $124.6        $104.7      $64.0      $1.29      $1.48         $293.4   3.32
                                  1.3x             9.5x         11.3x      14.4x      15.6x      13.6x           3.1x

GenCorp Inc.                 $1,532.8           $184.8        $125.0      $82.4      $1.70      $2.03         $264.0   2.45
                                  0.8x             6.3x          9.3x      12.2x      14.4x      12.1x           3.8x

Illinois Tool Works          $5,168.2         $1,093.1        $903.4     $561.1      $2.35      $2.60       $2,666.0   0.86
                                  2.9x            13.6x         16.4x      24.9x      23.9x      21.6x           5.2x

Kaydon Corporation             $315.7           $102.5         $90.7      $58.3      $1.83      $2.06         $266.3   1.06
                                  3.4x            10.5x         11.8x      19.7x      18.5x      16.4x           4.3x

Mark IV Industries           $2,132.0           $304.6        $232.5     $106.3      $1.73      $2.00         $741.2   0.70
                                  1.0x             7.2x          9.5x      13.8x      13.3x      11.5x           2.0x

Pentair Inc.                 $1,742.4           $227.1        $160.6      $79.7      $2.04      $2.38         $542.8   1.44
                                  1.1x             8.7x         12.3x      18.0x      18.4x      15.8x           2.6x

Regal-Beloit Corporation       $543.8           $112.2         $89.0      $37.1      $1.81      $2.15         $181.2   1.71
                                  1.4x             7.0x          8.8x      15.7x      15.5x      13.0x           3.2x

Teleflex                     $1,074.6           $146.1        $100.7      $66.0      $1.80      $2.11         $450.9   1.02
                                  1.6x            11.5x         16.7x      22.0x      21.8x      18.6x           3.2x


            ----------------------------------------------------------------------------------------------------------------
            TIGER                 1.9x             8.9x         10.9x      18.3x      17.7x      16.2x           2.4x  0.90%
            ----------------------------------------------------------------------------------------------------------------

            ----------------------------------------------------------------------------------------------------------------
            High:                 3.4x            13.6x         16.7x      24.9x      23.9x      21.6x           5.2x  3.32%
            Low:                  0.8              6.2           8.5       12.2       12.7       11.5            2.0   0.17

            Mean:                 1.5              9.0          11.8       17.2       17.3       15.2            3.4   1.42
            Median:               1.4              8.5          11.3       15.7       16.3       14.4            3.3   1.10
            ----------------------------------------------------------------------------------------------------------------

--------------------
Note:  High, Low, Mean and Median calculations exclude Tiger.




PROJECT MOTOWN                                Preliminary Draft - Confidential
------------------------------------------------------------------------------


                                                 Comparative Growth Rates and Margins for Selected Public Companies

                                     3 Year Compound Annual Growth Rates           EBITDA Margin               EBIT Margin
                                 -----------------------------------------   -------------------------- ---------------------------
                                 Revenue   EBITDA    EBIT  Net Income  EPS   Latest Year 4 Year Average Latest Year  4 Year Average
                                 -------   ------    ----  ----------  ---   ----------- -------------- -----------  --------------
TIGER                             10.6%    12.9%    14.2%    17.3%    16.5%      21.2%        20.9%         17.4%         17.0%

Aeroquip-Vickers, Inc.             7.3%    16.1%    23.0%    46.9%    47.9%      12.1%        11.2%          8.7%          7.7%

Barnes Group Incorporated          5.8%    26.4%    46.9%    64.5%    61.2%      13.8%        11.3%          9.3%          6.9%

Blount International, Inc.(a)        NA       NA       NA       NA       NA      17.9%        17.5%         14.2%         13.9%

Cincinnati Milacron Inc.          18.9%    31.5%    34.9%    39.4%    18.3%       9.6%         8.6%          6.6%          5.9%

Cooper Industries                  3.4%     2.7%     2.6%     7.0%     5.0%      16.4%        16.9%         12.0%         12.4%

Danaher Corp.                     26.2%    32.9%    37.4%    39.1%    36.9%      15.6%        15.0%         12.0%         11.1%

Dover Corp.                       18.0%    26.1%    28.5%    29.1%    29.4%      16.3%        14.5%         13.2%         11.4%

Federal Signal Corporation        16.6%    16.9%    17.2%    15.9%    16.2%      13.5%        13.6%         11.5%         11.5%

GenCorp Inc.                      -7.4%     0.4%     7.8%    16.0%    13.7%      11.8%        10.2%          7.5%          5.9%

Illinois Tool Works               16.5%    25.0%    29.4%    33.0%    28.9%      19.6%        18.0%         16.0%         14.2%

Kaydon Corp.                      16.4%    18.4%    21.2%    22.2%    24.0%      31.2%        30.3%         27.2%         25.3%

Mark IV Industries                29.4%       NA    28.9%    37.9%    24.6%      14.1%        13.9%         10.8%         10.6%

Pentair Inc.                      18.3%    28.9%    28.0%    37.8%    31.5%      12.9%        11.6%          9.1%          8.2%

Regal-Beloit Corp.                 6.0%    12.3%    15.3%     1.4%     0.9%      17.6%        16.8%         14.2%         13.3%

Teleflex                          11.8%    13.7%    14.6%    19.3%    17.3%      15.0%        14.4%         10.8%         10.2%

-------------------------------------------------------------------------------------------------------------------------------
TIGER (b)                         10.6%    12.9%    14.2%    17.3%    16.5%      21.2%        20.9%         17.4%         17.0%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
High:                             29.4%    32.9%    46.9%    64.5%    61.2%      31.2%        30.3%         27.2%         25.3%
Low:                              -7.4%     0.4%     2.6%     1.4%     0.9%       9.6%         8.6%          6.6%          5.9%

Mean:                             13.4%    19.3%    24.0%    29.3%    25.4%      15.8%        14.9%         12.2%         11.2%
Median:                           16.5%    18.4%    25.5%    31.1%    24.3%      15.0%        14.4%         11.5%         11.1%
-------------------------------------------------------------------------------------------------------------------------------



------------
(a)  Due to discontinued operations and the change in fiscal year ending from February to December, the company does not report proforma historic information prior to year 1995.
(b)  High, Low, Mean and Median calculations exclude Tiger.

                                   Summary Description of Selected Public Companies

           Tiger               Tiger is an international diversified manufacturer of proprietary products.  The Company manufactures industrial container closures, specialty dispensing and packaging products, pressured gas cylinders, specialty industrial gaskets, towing systems products, specialty fasteners and other products.  The Company's products are sold in commercial, industrial and consumer niche markets.

   Aeroquip-Vickers Inc.       Aeroquip-Vickers manufactures engineered hydraulic, motion control and plastic components and systems.  The Company markets its brand name products to industrial, automotive and aerospace and defense customers worldwide through manufacturing operations in 18 countries.

       Barnes Group            Barnes Group operates through its subsidiaries Bowman Distribution, Associated Spring and
                               Barnes Aerospace.  The Company's products include:  precision springs and custom metal parts, fasteners, automotive replacement parts, spray chemicals, adhesives, sealants, machined parts and jet engine components.  The Company operates internationally.

   Blount International,       Blount International manufactures outdoor products, industrial, power and sporting equipment.
           Inc.                The Company's products include saw chains, sprockets, chain maintenance equipment, timber harvesting and log loading equipment, industrial tractors, rotation bearings and power transmission components.

   Cincinnati Milacron,        Cincinnati Milacron operates in three business segments:  plastics machinery, machine tools
           Inc.                and industrial products.  The Company produces household products, packaging, medical supplies and electronics for manufacturers of cars, planes and industrial equipment as well as computer controls and software for factory automation.  The Company markets worldwide.

    Cooper Industries,         Cooper manufactures electrical, industrial and automotive products.  The Company's products
           Inc.                include non-power hand tools, industrial tools, automobile lamps, brakes, compression equipment for oil and natural gas applications, rotary drilling equipment, mining and construction machinery and electrical power transformers.  The Company distributes these products worldwide.

   Danaher Corp.               Danaher manufactures tools and components and process/environmental controls.  Products include mechanics hand tools, drill chucks, diesel engine retarders, wheel service equipment, leak detection sensors for underground fuel storage tanks, motion, temperature, pressure, level, flow and power reliability and quality control devices.

    Dover Corp.                Dover manufactures a variety of specialized industrial products marketed nationally to the building, petroleum, electronics, aerospace and other industries.  Products include elevators, petroleum production equipment, surface mount electronic assembly products, automotive lifts, kettlers, steamers, refrigeration and air conditioning systems and food service equipment.

Federal Signal Corp.           Federal Signal produces and supplies public safety, signaling and communications equipment internationally.  The Company manufactures tire rescue products, street sweeping and vacuum loader vehicles, parking control equipment, custom on-premise signage, carbide cutting tools, precision punches and related die components.

   GenCorp, Inc.               GenCorp manufactures aerospace and defense systems, automotive components and polymer-based products.  The Company produces defense electronics, armor automotive suspension systems, plastic body panels, plastics, latex wallcovering, tennis balls and racquetballs.

Illinois Toolworks,            Illinois Tool manufactures construction fasteners and packaging systems.  The Company
        Inc.                   produces plastic and metal fasteners, consumer and industrial packaging systems, non-destructive testing equipment, electronic switches, adhesives, gear measuring instruments and coating systems.  The Company sells to the aerospace, appliance, automotive, truck, computer and electronics markets.

    Kaydon Corp.               Kaydon designs, manufactures and sells custom engineered products to the replacement parts, heavy industry, defense, construction, instrumentation and aerospace industries.  Products include anti-friction bearings, bearing systems, filters, high performance rings, filter housings, sealing rings and shaft seals.

 Mark IV Industries,           Mark IV manufactures engineered systems and components utilizing mechanical and fluid
        Inc.                   power transmission, fluid transfer and filtration technologies.  The Company sells the products to automotive and industrial customers worldwide.


   Pentair, Inc.               Pentair is a diversified manufacturing company.  The Company operates in three markets:
                               electrical and electronic enclosures; professional tools and equipment and water products.
                               Pentair manufactures and distributes its products in North America, Europe and Asia.


 Regal-Beloit Corp.            Regal-Beloit supplies power transmission equipment, perishable cutting tools, electric motors and generators, and related products.  The Company's manufacturing, sales and service facilities are located throughout the United States and in Europe and the Far East.


   Teleflex, Inc.              Teleflex designs, manufactures and distributes products and services for the aerospace, commercial, medical, auto, marine and industrial markets.  The Company markets mechanical, electrical, electromechanical and hydraulic control equipment.


                                           Analysis of Selected Precedent Transactions
                                             ($ in millions, except per share data)

Announce-                                                                                                          Total
  ment             Acquiror/                                                                         Equity      Enterprise
  Date                   Target                                      Target Description              Value         Value
--------           --------------------------------------        -------------------------         --------      ----------(cont'd
                                                                                                                            below)
10/10/97           Kennametal, Inc./                             Manufactures cutting                 $623.2       $943.2
                      Greenfield Industries(a)                   tools, carbide products

08/28/97           Applied Power Inc./                           Manufactures rubber                  $141.9       $140.8
                      Versa Technologies Inc.(b)                 components, molds

07/25/97           Constellation Capital Partners/               Manufactures industrial              $121.9       $417.8
                      Imo Industries Inc.(c)                     controls, pumps

06/16/97           United Dominion Industries Ltd./              Manufactures                         $249.0       $294.8
                      Core Industries                            electronic equipment

05/12/97           Koch Engineering Co. (Koch Inds.)/            Manufactures                         $250.0       $250.0
                      Glitsch International Inc.(d)              stainless steel packings

02/26/97           Regal-Beloit Corp./                           Manufactures                         $278.0       $248.3
                      Marathon Electric Manufacturing            electric motors

07/01/96           Precision Castparts/                          Manufactures wheel                   $200.0       $300.0
                      NEWFLO Corp.                               valves, fittings and pumps

06/14/96           Varlen Corp./                                 Manufactures ball and                $168.0       $164.9
                      Brenco Inc.                                roller bearings

04/02/96           Allegheny Ludlum Corp./                       Manufactures aviation              $2,102.1     $2,442.4
                      Teledyne Inc.                              products


(table continued)
                                                  TEV                                 Equity Value
                                           as a Multiple of:                       as a Multiple of:
                              ------------------------------------------        ------------------------
                                LTM               LTM             LTM             LTM             Book
                              Revenues           EBITDA           EBIT           Income           Value
-----------------------       --------          --------        --------        --------        --------
10/10/97                        $527.0           $81.3            $60.5          $25.3           $200.7
                                   1.8x           11.6x            15.6x          24.6x             3.1x

08/28/97                         $95.3           $14.8            $11.0           $6.8            $46.7
                                   1.5x            9.5x            12.8x          20.8x             3.0x

07/25/97                        $473.4           $45.5            $25.6           $7.6           ($69.4)
                                   0.9x            9.2x            16.3x          16.1x              NM

06/16/97                        $255.1           $32.9            $23.0          $15.4           $112.2
                                   1.2x            9.0x            12.8x          16.2x             2.2x

05/12/97                        $300.0              NA               NA             NA               NA
                                   0.8x             NA               NA             NA               NA

02/26/97                        $245.2           $34.4            $27.2          $17.8           $115.0
                                   1.0x            7.2x             9.1x          15.6x             2.4x

07/01/96                        $211.5           $37.2            $29.1           $7.5            ($3.1)
                                   1.4x            8.1x            10.3x          26.8x              NM

06/14/96                        $124.8           $19.6            $15.0           $9.6            $66.1
                                   1.3x            8.4x            11.0x          17.5x             2.5x

04/02/96                      $2,611.0          $303.5           $232.9         $125.9           $432.2
                                   0.9x            8.0x            10.5x          16.7x             4.9x

---------------------
Note: Based on available information for announced transactions from January 1, 1994 - December 5, 1997, with deal values greater than $100 mm, from Securities Data Corp. using the following SIC codes - 3533, 1791, 3443, 3053, 3496, 5013,
      5084, 7538,7539, 3714, 2822, 2452, 3452, 3545, 3565, 3711, 3544, 3531, 3562, 3569, 3592, 3621, 3679, 3494, 3491, 3052,
      3647, 3559, 3545, 3469, 3519, 3561, 3069, 3799, 2672.
(a)   Excludes pre-tax charge of $4 million ($2.5 million after-tax) in one-time restructuring charges.
(b)   Excludes pre-tax loss of $0.8 million on sale of businesses ($0.7 million after-tax).
(c)   Excludes unusual items related to disposition of assets and restructuring charges.  Annualized LTM net income to represent continuing operations.
(d)   Source:  Bloomberg News, May 26, 1997.  Equity value is approximated.


                                              Analysis of Selected Precedent Transactions
                                                ($ in millions, except per share data)


Announce-                                                                                                      Total
  ment                      Acquiror/                                                         Equity         Enterprise
  Date                      Target                             Target Description              Value           Value
-----------------------     -------------------------------    ---------------------------    ---------      ----------- (cont'd
                                                                                                                          below)
03/07/96                    Danaher Corp./                     Manufactures metal                $213.0          $193.1
                               Acme-Cleveland Corp.(a)         cutting tools

01/22/96                    Farnell Electronics PLC/           Manufactures wheel              $2,722.7        $2,685.8
                               Premier Industrial Corp.        electronic parts/equipment

12/12/95                    Tomkins PLC/                       Manufactures auto,              $1,160.0        $1,400.0
                               Gates Corp.(b)                  industrial belts

09/12/95                    Textron Inc./                      Manufactures fasteners            $179.0          $217.2
                               Elco Industries Inc.            and hardware

10/03/94                    Mark IV Industries Inc./           Manufactures oil, fuel            $277.0          $323.1
                               Purolator Products Co.          and air filters


(table continued)

                                                   TEV                         Equity Value
                                          as a Multiple of:                  as a Multiple of:
Announce-                     ---------------------------------------      ---------------------
  ment                            LTM            LTM           LTM         LTM Net         Book
  Date                         Revenues         EBITDA         EBIT         Income         Value
-----------------------       ----------       --------      --------      --------       -------
03/07/96                        $129.7           $18.5          $13.8         $9.7         $107.8
                                   1.5x           10.5x          14.0x        22.0x           2.0x

01/22/96                        $818.2          $181.1         $172.4       $108.1         $473.6
                                   3.3x           14.8x          15.6x        25.2x           5.7x

12/12/95                      $1,582.9              NA             NA        $80.4             NA
                                   0.9x             NA             NA         14.4x            NA

09/12/95                        $249.3           $30.5          $19.1         $9.9          $73.7
                                   0.9x            7.1x          11.4x        18.0x           2.4x

10/03/94                        $460.4           $40.7          $26.9        $21.8         $177.7
                                   0.7x            7.9x          12.0x        12.7x           1.6x

               -----------------------------------------------------------------------------------
               Median:             1.1x            8.7x          12.4x        17.5x           2.4x
               Mean:               1.3             9.3           12.6         19.0            3.0

               High:               3.3            14.8           16.3         26.8            5.7
               Low:                0.7             7.1            9.1         12.7            1.6
               -----------------------------------------------------------------------------------

---------------------
Note: Above selected transactions include change of control transactions.
      Based on available information for announced transactions from January 1, 1994 - December 5, 1997, with deal values greater than $100 mm, from Securities Data Corp. using the following SIC codes - 3533, 1791, 3443, 3053, 3496, 5013,
      5084, 7538,7539, 3714, 2822, 2452, 3452, 3545, 3565, 3711, 3544, 3531, 3562, 3569, 3592, 3621, 3679, 3494, 3491, 3052,
      3647, 3559, 3545, 3469, 3519, 3561, 3069, 3799, 2672.
(a)   EBIT, EBITDA and Net Income exclude non-recurring charges for purchased research and development write-off and unsolicited tender offer expenses.
(b)   Source:  Extel Financial limited, January 30, 1996.  Net Revenue and Net Income based on annualized third quarter results for Gates Corp.


                                         Premium Analysis for Selected Transactions


   Date           Target Name/                           Acquiror Name/
Announced     Business Description                   Business Description                          Synopsis
---------  -----------------------                ------------------------          ------------------------------------(cont'd
                                                                                                                         below)
03/02/90   Shearson Lehman                        American Express                  American Express, the 61% owner
             Brothers Holdings/                     Company/                        of Shearson Lehman Hutton
             Securities brokerage                   Financial, investment           Holdings, acquired the 39% that it
             firm                                   services                        did not already own for 0.48
                                                                                    American Express shares per
                                                                                    Shearson share, or $360 million,
                                                                                    sweetened from 0.426 shares, or
                                                                                    $319.52 million.  Based on
                                                                                    American Express' $26.875 closing
                                                                                    price on 3/26/90, the last full
                                                                                    trading day prior to announcement,
                                                                                    each share of Shearson was valued
                                                                                    at $12.90.

07/06/90   Mack Trucks Inc./                      Renault Vehicules                 Renault Vehicules Industriels, a unit
             Manufactures trucks,                   Industriels/                    of France's Regie Nationale des
             tractors                               Manufactures trucks             Usines Renault, acquired the 40% of
                                                    and buses                       Mack Trucks it did not own through
                                                                                    a tender offer of $6.25 per share, or
                                                                                    $103.7 million.

01/16/90   Subaru of America Inc./                Fuji Heavy Industries             Fuji Heavy Industries (FHI) acquired
             Automobile wheels and                  Ltd./                           the 50.4% of Subaru of America
             parts                                  Manufactures cars,              (SOA) it did not already own for
                                                  trucks, airplanes                 $8.5 in cash per share, or
                                                                                    $210.56 million.

01/03/91   Ocean Drilling &                       Murphy Oil Corporation/           Murphy Oil (MO) acquired the
           Exploration/                           Oil and gas exploration,          remaining 39% of Ocean Drilling &
           Oil and gas exploration,                production                       Exploration (ODECO) that it did not
           production                                                               already own in a hostile
                                                                                    $391.8 million tender.  MO, which
                                                                                    offered 0.55 shares for each of
                                                                                    ODECO's 20,094,000 shares,
                                                                                    accepted 17,585,499 of the shares
                                                                                    through a tender offer.


(table continued)

                                              Closing Price/ % Premium
                           Final      ---------------------------------------------
                         Transaction              Announcement Date:
                            Price     1 day prior    1 week prior    4 weeks prior
------------------       -----------  -----------    ------------    -------------
03/02/90                   $12.90       $13.00         $10.88            $12.00
                                         (0.8%)         18.6%              7.5%

07/06/90                    $6.25        $5.25          $5.25             $5.13
                                         19.0%          19.0%             22.0%




01/16/90                    $8.50        $5.13          $5.25             $5.75
                                         65.9%          61.9%             47.8%



01/03/91                   $19.39       $17.00         $15.63            $17.75
                                         14.1%          24.1%              9.2%

--------------------
Note:  Based on announced/completed domestic transactions since 1/1/90 with deal value greater than $100 million, acquiror with existing ownership position exceeding 40%, where information is available from SDC, as of December 5, 1997.



                                        Premium Analysis for Selected Transactions
                                                        (continued)


   Date           Target Name/                           Acquiror Name/
Announced     Business Description                   Business Description                          Synopsis
---------  -----------------------                ------------------------          ------------------------------------ (cont'd
                                                                                                                          below)
02/06/91   Hamilton Oil                           BHP Holdings (USA)                BHP Holdings (USA), a unit of
             Corporation/                           Inc. (Broken Hill)/             Broken Hill Proprietary, acquired the
             Oil and gas exploration,               Oil and gas exploration,        remaining 49.9% of Hamilton Oil
             production                             production                      that it did not already own through a
                                                                                    tender offer valued at
                                                                                    $524.3 million.  BHP purchased
                                                                                    7,412,697 shares through the
                                                                                    tender offer and acquired the rest by
                                                                                    merger in which shareholders
                                                                                    received a choice of $40 in cash or
                                                                                    $40 in Broken Hill American
                                                                                    Depository Receipts per share.

05/01/91   United Artists                         Tele-Communications               Tele-Communications (TC) acquired
             Entertainment/                         Inc./                           the remaining 46% of United Artists
             Owns and operates                      Operates cable TV               Entertainment (UAE) in a sweetened
             movie theaters                         systems                         $1.189 billion stock and cash offer.
                                                                                    TC offered 1.02 shares, up from
                                                                                    0.95, for each UAE share.  Based on
                                                                                    TC's closing stock price of $15.875
                                                                                    on June 6, the stock portion was
                                                                                    valued at $16.19 per share, or a
                                                                                    total $1.037 billion.

08/17/92   PHLCORP Inc./                          Leucadia National                 Leucadia National (LN), a unit of
             Life insurance company                 Corporation/                    Unitah National, acquired the
                                                    Provides Insurance              remaining 36.98% or 5,428,127
                                                    services                        shares, of PHLCORP that it did not
                                                                                    already own for $139.94 million in
                                                                                    LN common stock.  LN exchanged
                                                                                    0.406 common shares for each
                                                                                    remaining share of PHL.  Based on
                                                                                    LN's closing price of $63.50 on
                                                                                    October 9, the last full trading day
                                                                                    prior to the announcement, each
                                                                                    PHL share was valued at $25.78.


(table continued)

                                              Closing Price/ % Premium
                           Final      ---------------------------------------------
                         Transaction              Announcement Date:
                            Price     1 day prior    1 week prior    4 weeks prior
------------------       -----------  -----------    ------------    -------------
02/06/91                   $40.00       $33.75         $33.00           $30.50
                                         18.5%          21.2%            31.1%

05/01/91                   $16.19       $13.50         $13.25           $12.88
                                         19.9%          22.2%            25.7%

08/17/92                   $25.78       $23.00         $22.38           $20.00
                                         12.1%          15.2%            28.9%

--------------------
Note:  Based on announced/completed domestic transactions since 1/1/90 with deal value greater than $100 million, acquiror with existing ownership position exceeding 40%, where information is available from SDC, as of December 5, 1997.


                                         Premium Analysis for Selected Transactions
                                                         (continued)


   Date           Target Name/                           Acquiror Name/
Announced     Business Description                   Business Description                          Synopsis
---------  -----------------------                ------------------------          ------------------------------------ (cont'd
                                                                                                                          below)
09/09/92   American Fructose                      American Maize-Products Co./      American Maize-Products (AM)
             Corp./                                 Produces corn;                  acquired the remaining 57.34%
             Manufactures corn                      manufactures                    stake (4.046 million and
             syrups, starches                       tobacco products                1.054 million Class A and B
                                                                                    common shares, respectively) in
                                                                                    American Fructose (AF) in an
                                                                                    amended stock swap valued at
                                                                                    $130.29 million.  AM offered 1 A
                                                                                    share per AF A share and 1 B share
                                                                                    per AF B share, or $22.475 in cash,
                                                                                    AM's average Class A share price
                                                                                    for the 5 days prior to completion.

11/13/92   Brand Companies Inc./                  Rust International Inc./          Rust International (RI), 56% held by
             Hazardous-waste                        Provide engineering             Waste Management's Chemical
             abatement services                     services                        Waste Management (CW), acquired
                                                                                    the remaining 9.9 million shares, or
                                                                                    44% of Brand it did not own for an
                                                                                    amended $185 million.  RI offered a
                                                                                    choice of 1 share or $18.75 in cash
                                                                                    per share held.  Holders of
                                                                                    6.9 million shares chose cash,
                                                                                    totaling $129 million, while 3 million
                                                                                    opted for stock valued at
                                                                                    $56 million, based on RI's closing
                                                                                    stock price of $19.75 on May 10,
                                                                                    the first full trading day for RI.

07/28/94   Chemical Waste                         WMX Technologies                  WMX Technologies acquired the
             Management Inc./                       Inc./                           remaining 44.9 million common
             Provides Hazardous                     Provides Chemical               shares, or 21.4%, it did not already
             waste management                       waste management                own in Chemical Waste
             services                               services                        Management (CWM) in a transaction
                                                                                    valued at an amended
                                                                                    $397.365 million.  CWM's
                                                                                    shareholders received $8.85 in
                                                                                    $1,000 principal amount convertible
                                                                                    subordinated notes for each share
                                                                                    held, amended from 0.27 WMX
                                                                                    shares for each CWM share held.


(table continued)

                                              Closing Price/ % Premium
                           Final      ---------------------------------------------
                         Transaction              Announcement Date:
                            Price     1 day prior    1 week prior    4 weeks prior
------------------       -----------  -----------    ------------    -------------
09/09/92                   $25.50       $21.00         $20.63           $19.75
                                         21.4%          23.6%            29.1%

11/13/92                   $18.75       $17.88         $16.50           $17.88
                                          4.9%          13.6%             4.9%

07/28/94                   $8.85         $8.00          $8.13            $8.75
                                         10.6%           8.9%             1.1%

--------------------
Note:  Based on announced/completed domestic transactions since 1/1/90 with deal value greater than $100 million, acquiror with existing ownership position exceeding 40%, where information is available from SDC, as of December 5, 1997.






                                    Premium Analysis for Selected Transactions
                                                    (continued)


   Date           Target Name/                           Acquiror Name/
Announced     Business Description                   Business Description                          Synopsis
---------  -----------------------                ------------------------          ------------------------------------ (cont'd
                                                                                                                          below)
01/18/95   Arcadian Partners LP/                  Arcadian Corp./                   Arcadian acquired the remaining
             Manufactures                           Manufactures                    55% of the outstanding preference
             phosphatic                             phosphatic                      units of Arcadian Partners (AP) it did
             fertilizers                            fertilizers                     not already own for an amended
                                                                                    $29 per preference unit, or a total
                                                                                    value of $428.4 million.
                                                                                    Consideration consisted of $14.5 in
                                                                                    cash and $14.5 in Arcadian capped
                                                                                    convertible preferred stock.

02/27/95   CCP Insurance Inc./                    Conseco Inc./                     Conseco acquired the remaining
           Insurance company                      Insurance holding                 12.49 million shares, or 52%
                                                  company                           interest on a fully-diluted basis, that
                                                                                    it did not already own in CCP
                                                                                    Insurance for an amended $23.25 in
                                                                                    cash per share, or a total value of
                                                                                    $273.677 million.

04/05/95   Club Med Inc./                         Club Mediterranee SA/             Club Mediterranee (CM) merged
           Operates vacation                      Operates travel agency,           with Club Med in a transaction
             resorts                                hotel resorts                   valued at $153.4 million concurrent
                                                                                    with the completion of its tender
                                                                                    offer for the remaining 4.794 million
                                                                                    shares, or 33% stake, that it did not
                                                                                    already own in Club Med for an
                                                                                    amended $32 in cash per share, by
                                                                                    accepting 4,717,450 shares, or a
                                                                                    32.5% stake, raising CM's interest
                                                                                    to 99.5%.

04/07/95   LIN Broadcasting                       McCaw Cellular                    McCaw Cellular Communications
           (McCaw Cellular)/                      Communications                    (MC), a unit of AT&T, exercised its
           Provides cellular                       (AT&T)/                          option to acquire the remaining
             communication                          Provides cellular               48%, or 24 million shares, of LIN
             services                               communication                   Broadcasting (LIN) it did not already
                                                    services                        own for an amended $129.90 in
                                                                                    cash per share, or a total of
                                                                                    $3.209 billion.

(table continued)

                                              Closing Price/ % Premium
                           Final      ---------------------------------------------
                         Transaction              Announcement Date:
                            Price     1 day prior    1 week prior    4 weeks prior
------------------       -----------  -----------    ------------    -------------
01/18/95                    $29.00       $24.75         $23.88           $23.00
                                          17.2%          21.5%            26.1%

02/27/95                    $23.25       $19.38         $17.88           $18.88
                                          20.0%          30.1%            23.2%

04/05/95                    $32.00       $22.63         $22.88           $22.13
                                          41.4%          39.9%            44.6%

04/07/95                   $129.90      $109.88        $108.50          $108.50
                                          18.2%          19.7%            19.7%

--------------------
Note:  Based on announced/completed domestic transactions since 1/1/90 with deal value greater than $100 million, acquiror with existing ownership position exceeding 40%, where information is available from SDC, as of December 5, 1997.




                                         Premium Analysis for Selected Transactions
                                                         (continued)


   Date           Target Name/                           Acquiror Name/
Announced     Business Description                   Business Description                          Synopsis
---------  -----------------------                ------------------------          ------------------------------------ (cont'd
                                                                                                                          below)
05/15/95   Bic Corporation (BIC                   BIC SA/                           BIC acquired the remaining 22%
             SA)/                                   Manufactures pens and           stake it did not already own in BIC
           Manufactures writing                    lighters                         Corporation for an amended $40.50
             instruments                                                            in cash per share, or a total value of
                                                                                    $212.625 million.  BIC had originally
                                                                                    offered $36.50 in cash per share, or
                                                                                    a total value of $191.625 million.

07/14/95   REN Corporation - USA                  COBE Laboratories                 COBE Laboratories, a majority-held
             (COBE Labs Inc.)/                      (Gambro AB)/                    unit of Gambro, acquired the
           Owns, operates kidney                  Manufactures medical              remaining 47% of REN Corp. - USA
             dialysis centers                       equipment                       (REN) it did not already own in a
                                                                                    transaction valued at
                                                                                    $182.09 million.

08/25/95   GEICO Corporation                      Berkshire Hathaway                Berkshire Hathaway acquired the
             (Berkshire                             Inc./                           remaining 47.4% stake, which it did
             Hathaway)/                             Property, casualty              not already own, in GEICO for $70
           Insurance and financial                insurance company                 in cash per share, or a total value of
             services                                                               $2.306 billion.  The transaction had
                                                                                    been subject to regulatory approval,
                                                                                    including that of the state insurance
                                                                                    regulators.

05/27/96   SyStemix Inc. (Novartis                Novartis AG/                      Novartis completed its tender offer
             AG)/                                   Manufactures                    for the remaining 6,233,311
           Manufactures, develops                 pharmaceuticals                   common shares or 26.8% of
             cellular processes                                                     SyStemix shares outstanding, that it
                                                                                    did not already own, for an amended
                                                                                    $19.5 in cash per share, or a total
                                                                                    value of $107.56 million.

01/13/97   Zurich Reinsurance                     Zurich Versicherungs              Zurich Versicherungs acquired the
             Centre/                                GmbH/                           remaining 34% stake, or
           Insurance agency                       Insurance holding                 8.86 million common shares, that it
                                                  company                           did not already own in its Zurich
                                                                                    Reinsurance Center Holdings
                                                                                    subsidiary, for $36 per share, or a
                                                                                    total of $316.981 million.

(table continued)

                                              Closing Price/ % Premium
                           Final      ---------------------------------------------
                         Transaction              Announcement Date:
                            Price     1 day prior    1 week prior    4 weeks prior
------------------       -----------  -----------    ------------    -------------
05/15/95                   $40.50       $35.75         $36.00           $31.50
                                         13.3%          12.5%            28.6%

07/14/95                   $20.00       $15.75         $16.63           $15.88
                                         27.0%          20.3%            26.0%

08/25/95                   $70.00       $55.75         $56.88           $55.88
                                         25.6%          23.1%            25.3%

05/27/96                   $19.50       $18.63         $11.50           $12.25
                                          4.7%          69.6%            59.2%

01/13/97                   $36.00       $30.75         $30.38          $32.25
                                         17.1%          18.5%           11.6%

--------------------
Note:  Based on announced/completed domestic transactions since 1/1/90 with deal value greater than $100 million, acquiror with existing ownership position exceeding 40%, where information is available from SDC, as of December 5, 1997.


                                    Premium Analysis for Selected Transactions
                                                    (continued)


   Date           Target Name/                           Acquiror Name/
Announced     Business Description                   Business Description                          Synopsis
---------  -----------------------                ------------------------          ------------------------------------ (cont'd
                                                                                                                          below)
01/30/97   AST Research Inc./                     Samsung Electronics               Samsung Electronics (SE) acquired
           Manufactures                             Co. Ltd./                       the remaining 51% interest, or
             computers;                           Manufactures consumer             35 million common shares, which it
             develops software                      electronics                     did not already own, in AST
                                                                                    Research (AST) for $5.40 in cash
                                                                                    per share, or a total value of
                                                                                    $495.8 million, including the
                                                                                    assumption of approximately
                                                                                    $307 million in liabilities.

06/02/97   Acordia Inc. (Anthem                   Anthem Inc./                      Anthem acquired the remaining
             Inc.)/                                 Insurance company               33.2%, or 4.32 million common
           Provides insurance                                                       shares, that it did not already own,
             brokerage services                                                     in Acordia, for $40 in cash per
                                                                                    share, or a total value of
                                                                                    $193.155 million.

08/29/97   Rexel Inc./                            Rexel SA (Pinault-Printemps)/     Rexel SA (RE), a majority-owned
           Manufactures electrical                Manufactures radios,              unit of Pinault-Printemps Redoute,
           components                                televisions                    completed a sweetened tender offer
                                                                                    to acquire the remaining 51.28%
                                                                                    interest, or 13,865,019 common
                                                                                    shares, which it did not already
                                                                                    own, in Rexel Inc. (RI) for $22.5 in
                                                                                    cash per share, or a total value of
                                                                                    $302.028 million, by accepting
                                                                                    11.644 million shares, or 84% of
                                                                                    RI's shares outstanding.
(table continued)

                                              Closing Price/ % Premium
                           Final      ---------------------------------------------
                         Transaction              Announcement Date:
                            Price     1 day prior    1 week prior    4 weeks prior
------------------       -----------  -----------    ------------    -------------
01/30/97                    $5.40        $4.63          $5.00             $4.50
                                         16.8%           8.0%             20.0%

06/02/97                   $40.00       $35.50         $35.88            $31.75
                                         12.7%          11.5%             26.0%

08/29/97                   $22.50       $18.88         $17.81            $18.50
                                         19.2%          26.3%             21.6%

                           ----------------------------------------------------
                           Mean:         18.6%          24.1%             24.5%
                           Median:       17.2           20.8              25.5
                           High:         65.9           69.6              59.2
                           Low:          (0.8)           8.0               1.1
                           ----------------------------------------------------

--------------------
Note:  Based on announced/completed domestic transactions since 1/1/90 with deal value greater than $100 million, acquiror with existing ownership position exceeding 40%, where information is available from SDC, as of December 5, 1997.


PROJECT MOTOWN                                Preliminary Draft - Confidential
------------------------------------------------------------------------------


                                  Summary of Termination Fees for Selected Transactions
                                                  (dollars in millions)

  Date          Date
Announced     Effective             Target Name                        Acquiror Name             Equity Value
---------     ---------      -------------------------------   ------------------------------    ------------ (cont'd
                                                                                                               below)
01/22/96         -           Kansas City Power & Light Co      UtiliCorp United Inc                $1,688.4
02/13/96      09/18/96       Citicasters(American Finl Grp)    Jacor Communications Inc               617.6
02/23/96      07/01/96       Cray Research Inc                 Silicon Graphics Inc                   783.0
03/29/96      08/07/96       MediSense Inc                     Abbott Laboratories                    817.3
06/11/96      07/23/96       Community Health Systems Inc      Forstmann Little & Co                1,080.0
06/28/96      10/02/96       National Re Corp                  General Re Corp                        907.9
08/26/96      12/17/96       American Travellers Corp          Conseco Inc                            882.7
09/02/96      03/06/97       Arcadian Corp                     Potash Corp of Saskatchewan          1,198.3
10/28/96      01/15/97       Loctite Corp                      Henkel KGaA                          1,973.2
01/07/97      02/25/97       American Medical Response Inc     MedTrans Inc(Laidlaw Inc)            1,011.1
01/15/97      08/06/97       Value Health Inc                  Columbia/HCA Healthcare Corp         1,132.0
01/23/97      05/19/97       Amphenol Corp                     Kohlberg Kravis Roberts & Co         1,162.7
02/18/97      06/27/97       Destec Energy Inc                 NGC Corp                             1,222.4
02/28/97      08/01/97       Healthsource Inc                  CIGNA Corp                           1,402.7
04/14/97      11/12/97       APL Ltd                           Neptune Orient Lines Ltd               877.6
04/14/97          -          Wyndham Hotel Corp                Patriot Amer Hosp/Patriot Amer         621.2
04/21/97      05/28/97       Goulds Pumps Inc                  ITT Industries Inc                     803.3
05/05/97      06/13/97       Vivra Inc                         Incentive AB                         1,640.2
05/08/97      11/04/97       Living Centers of America Inc     Apollo Management LP                   809.9
06/06/97      10/14/97       Telco Communications Group Inc    Excel Communications Inc             1,037.1
06/09/97      07/15/97       Prime Service Inc                 Atlas Copco North America Inc          906.0
06/16/97      10/10/97       Multicare Cos Inc                 Genesis Eldercare Acquisition          888.5
07/17/97      09/29/97       Octel Communications Corp         Lucent Technologies Inc              1,815.4
07/24/97      09/15/97       Nellcor Puritan-Bennett           Mallinckrodt Inc                     1,858.4
08/12/97          -          LIN Television Corp               Hicks Muse Tate & Furst Inc          1,690.5
09/05/97      11/26/97       Medic Computer Systems Inc        Misys PLC                              915.5
09/11/97          -          Fieldcrest Cannon Inc             Pillowtex Corp                         468.2
09/12/97          -          Western National Corp             American General Corp                2,115.7
10/10/97      11/19/97       Greenfield Industries Inc         Kennametal Inc                         742.8
11/21/97          -          BDM International Inc             TRW Inc                                819.2


(table continued)

                                                                               Termination
                 Pooling         Target's     Acquiror's                        Fee as a
  Date             of          Termination    Termination     Termination         % of
Announced       Interests          Fee            Fee             Fee          Equity Value
---------       ---------      -----------    -----------     -----------      ------------
01/22/96           No             $53.0         $58.0            $58.0             3.4%
02/13/96           No              20.0           -               20.0              3.2
02/23/96           No              25.0           -               25.0              3.2
03/29/96           No              17.5           -               17.5              2.1
06/11/96           No              45.0           -               45.0              4.2
06/28/96           No              25.0          25.0             25.0              2.8
08/26/96           No              20.0           -               20.0              2.3
09/02/96           No              25.0           -               25.0              2.1
10/28/96           No              40.0           -               40.0              2.0
01/07/97           No              17.5           -               17.5              1.7
01/15/97           No              45.0           -               45.0              4.0
01/23/97           No              37.5           -               37.5              3.2
02/18/97           No              65.0           -               65.0              5.3
02/28/97           No              45.0           -               45.0              3.2
04/14/97           No              25.0           -               25.0              2.8
04/14/97           No              30.0          30.0             30.0              4.8
04/21/97           No              22.0           -               22.0              2.7
05/05/97           No              50.0           -               50.0              3.0
05/08/97           No              20.0           -               20.0              2.5
06/06/97           No              20.0           -               20.0              1.9
06/09/97           No              27.2           -               27.2              3.0
06/16/97           No              25.0           -               25.0              2.8
07/17/97           No              50.0           -               50.0              2.8
07/24/97           No              45.0           -               45.0              2.4
08/12/97           No              64.0           -               64.0              3.8
09/05/97           No                -           18.0             18.0              2.0
09/11/97           No              15.0           -               15.0              3.2
09/12/97           No               7.5           -                7.5              0.4
10/10/97           No              30.0           -               30.0              4.0
11/21/97           No              35.0           -               35.0              4.3


                                                            ----------------------------
                                                            High:                   5.3%
                                                            Low:                    0.4%

                                                            Mean:                   3.0%
                                                            Median:                 2.9%
                                                            ----------------------------


------------
Source:  Securities Data Corporation as of 12/5/97; cash transactions from
         1/1/96 to 12/5/97 with deal value between $750 million and $2 billion, where termination fees were disclosed.